Exhibit 99.2

                                                                  EXECUTION COPY

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER ("Agreement") is made and entered into this 26th day of December, 2003, by and among ON-SITE SOURCING, INC., a Delaware corporation, (the "COMPANY"); DOCUFORCE, LLC, a Georgia limited liability company ("ACQUIRER"); and DOCUFORCE ACQUISITION CORP., a Delaware corporation and a wholly-owned subsidiary of Acquirer ("MERGER SUB"). The Company, Acquirer, and Merger Sub are referred to individually herein as a "PARTY" and collectively as the "PARTIES."

                                    RECITALS

     WHEREAS,  the Company is in the  business  of  providing  digital  imaging,
reprographics,   and  color  and  digital   printing  to  law  firms  and  other
organizations throughout the United States (the "BUSINESS");

     WHEREAS, upon the terms and subject to the conditions set forth herein, the Boards of Directors of the Company, Acquirer and Merger Sub have each determined that it is in the best interests of their respective stockholders for Merger Sub to be merged with and into the Company, with the surviving corporation becoming a wholly-owned subsidiary of Acquirer, which transaction is intended to be treated for federal income tax purposes as a taxable acquisition of the stock of the Company by Acquirer; and

     WHEREAS, in furtherance of such acquisition, the Board of Directors and stockholders of each of Merger Sub and the Company have approved the merger of Merger Sub with and into the Company in accordance with the Delaware General Corporation Law and upon the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

1.   DEFINITIONS.

     "ACQUIRER" has the meaning set forth in the preface above.

     "ALTERNATIVE TRANSACTION" has the meaning set forth in Section 6.4(iv) below.

     "AFFILIATE" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Exchange Act.

     "ASSETS" has the meaning set forth in Section 4.4 below.

     "BUSINESS" has the meaning set forth in the Recitals above.

     "BUSINESS EMPLOYEES" has the meaning set forth in Section 4.16(a) below.

     "CAUSE" means, where an employee of the Company (i) is convicted of or pleads guilty or nolo contendere to any misdemeanor (other than for minor infractions) involving fraud, breach of trust, misappropriation, or other similar activity, or any felony, or (ii) willfully commits an act of fraud, material dishonesty, or gross negligence with respect to the Company, or (iii) otherwise acts with willful disregard for the Company's best interests, and such action does or is likely to result in material harm to the Company or its business prospects.

     "CERTIFICATE" and "CERTIFICATES" have the meanings set forth in Section 3.5(a) below.

     "CERTIFICATE OF MERGER" has the meaning set forth in Section 2.3 below.

     "CFO" has the meaning set forth in Section 7.2(d)(vii) below.

     "CLOSING" has the meaning set forth in Section 2.2 below.

     "CLOSING DATE" has the meaning set forth in Section 2.2 below.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COMPANY" has the meaning set forth in the preface above.

     "COMPANY BOARD" has the meaning set forth in Section 2.5 below.

     "COMPANY RECOMMENDATIONS" has the meaning set forth in Section 2.5(c) below.

     "COMPANY SHARE" means any share of the Common Stock, $.01 par value per share, of the Company.

     "COMPANY  STOCKHOLDER"  means any  Person  who or which  holds any  Company
Shares.

     "CONFIDENTIALITY AGREEMENT" has the meaning set forth in Section 6.8 below.

     "CONSTITUENT CORPORATIONS" has the meaning set forth in Section 2.7 below.

     "CONTRACT" has the meaning set forth in Section 4.18 below.

     "DELAWARE GENERAL CORPORATION LAW" means the General Corporation Law of the State of Delaware, Title 8, Delaware Code 1953, as amended.

     "DISSENTING SHARES" has the meaning set forth in Section 3.2 below.

     "DOL" has the meaning set forth in Section 4.16(b) below.


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

     "EFFECTIVE TIME" has the meaning set forth in Section 2.4(a) below.

     "ENVIRONMENTAL LAWS" has the meaning set forth in Section 4.17 below.

     "EXERCISABLE OPTIONS" has the meaning set forth in Section 3.3 below.

     "ERISA AFFILIATE" has the meaning set forth in Section 4.16(a) below.

     "EMPLOYEE BENEFIT PLAN" has the meaning set forth in Section 4.16 below.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "EXCHANGE AGENT" means Continental Stock Transfer.

     "GAAP" means United States generally accepted accounting principles as in effect from time to time.

     "GOVERNMENTAL AUTHORITY" has the meaning set forth in Section 4.5 below.

     "HAZARDOUS MATERIAL" has the meaning set forth in Section 4.17 below.

     "INTELLECTUAL PROPERTY" has the meaning set forth in Section 4.19 below.

     "IRS" means the Internal Revenue Service.

     "KNOWLEDGE" means, as to the Company, the actual knowledge after reasonable inquiry of its CFO or Chief Executive Officer.

     "LAWS" has the meaning set forth in Section 4.5 below.

     "LICENSES AND PERMITS" has the meaning set forth in Section 4.7 below.

     "MATERIAL ADVERSE EFFECT" means any effect that is or may reasonably be expected to be materially adverse to the business operations, financial condition, or Assets of the Company, taken as a whole, provided that such term shall not include effects that are resulting (i) from economic or financial market conditions generally, or (ii) from any matter or facts previously disclosed in Public Reports or this Agreement (other than those matters or facts contained in a Revised Schedule that were not contained in the initial Schedule to this Agreement that was superceded by such Revised Schedule).

     "MERGER" has the meaning set forth in Section 2.1 below.

     "MERGER CONSIDERATION" means the amount to be received by Company Stockholders or the holders of Exercisable Options in exchange for their Company Shares and Stock Options, as the case may be, pursuant to the provisions of Sections 3.2 and 3.3 below.


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

     "MERGER PRICE" has the meaning set forth in Section 3.2 below.

     "MERGER SUB" has the meaning set forth in the preface above.

     "MOST RECENT 10-Q" means the  Company's  quarterly  report on Form 10-Q for
the  fiscal  quarter  ended   September  30,  2003,   including  all  notes  and
disclosures.

     "OPTION PLANS" has the meaning set forth in Section 3.3 below.

     "OPTION PURCHASE PRICE" has the meaning set forth in Section 3.3 below.

     "ORDINARY COURSE OF BUSINESS" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

     "PARTY" or "PARTIES" has the meaning set forth in the preface above.

     "PBGC" has the meaning set forth in Section 4.16(b) below.

     "PERMITTED LIENS" means (i) liens for Taxes not yet due or payable, or for Taxes being contested in good faith in appropriate proceedings, (ii) liens that do not materially detract from or interfere with the use of the assets subject thereto or affected thereby or otherwise materially impair business operations involving such assets, (iii) liens securing debt that is reflected in the Public Reports, and (iv) with respect to Real Property, (A) mechanics and similar statutory liens, (B) zoning, building, and other land use laws imposed by any Governmental Authority, and (C) easements, covenants, conditions, restrictions and other matters of record affecting title to such property.

     "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or any other business association or entity or a governmental entity (or any department, agency, or political subdivision thereof).

     "PROPERTIES" has the meaning set forth in Section 4.17(i) below.

     "PROPERTY TRANSACTION" has the meaning set forth in Section 6.13 below.

     "PROXY STATEMENT" has the meaning set forth in Section 2.5(b) below.

     "PUBLIC REPORTS" has the meaning set forth in Section 4.8 below.

     "REAL PROPERTY" means all real property currently leased by the Company.

     "REQUISITE COMPANY STOCKHOLDER APPROVAL" means, with respect to the Company, the affirmative vote of the holders of a majority of the outstanding Company Shares in favor of this Agreement and the Merger.


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

     "REVISED SCHEDULES" has the meaning set forth in Section 7.2(f) below.

     "SEC" means the Securities and Exchange Commission.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SPECIAL STOCKHOLDER MEETING" has the meaning set forth in Section 2.5(a) below.

     "STOCK OPTIONS" has the meaning set forth in Section 3.3 below.

     "SUBSIDIARY" means any corporation or other organization, whether incorporated or unincorporated, with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors or others performing similar functions.

     "SUPERIOR PROPOSAL" has the meaning set forth in Section 6.4(iv) below.

     "SURVIVING CORPORATION" has the meaning set forth in Section 2.1 below.

     "TAX" or "TAXES" has the meaning set forth in Section 4.14(m)(i).

     "TAX RETURN" has the meaning set forth in Section 4.14(m)(ii).

     "TAX RULING" has the meaning set forth in Section 4.14(m)(iii).

     "THIRD PARTY" means a Person other than a Party hereto.

2.   MERGER.

     2.1 THE MERGER. At the Effective Time, upon the terms and subject to the conditions of this Agreement, Merger Sub will merge with and into the Company (the "MERGER"). Following the Effective Time, the separate existence of Merger Sub shall cease, and the Company shall be the corporation surviving the Merger (the "SURVIVING CORPORATION") and shall be governed by the laws of the State of Delaware.

     2.2 CLOSING. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place at the offices of Wilmer Cutler & Pickering, 1600 Tysons Boulevard, 10th Floor, McLean, Virginia, commencing at 10:00 a.m. local time on the second business day following the satisfaction or waiver of the conditions set forth in Article 7 (other than conditions with respect to actions the respective Parties will take at the Closing itself) or at such location and on such other date as the Parties may mutually determine (the "CLOSING DATE").

     2.3 ACTIONS AT THE CLOSING. At the Closing, (i) the Company will deliver to Acquirer and Merger Sub the various certificates, instruments, and documents referred to in


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

Section 7.2 below, (ii) Acquirer and Merger Sub will deliver to the Company the various certificates, instruments, and documents referred to in Section 7.3 below, (iii) Merger Sub and the Company will file with the Secretary of State of the State of Delaware a certificate of merger in such form as required by, and executed and certified in accordance with, the relevant provisions of the Delaware General Corporation Law (the "CERTIFICATE OF MERGER"), and (iv) Acquirer will deliver to Exchange Agent, in the manner provided in Section 3.5 below, the aggregate Merger Consideration.

     2.4 EFFECT OF MERGER.

     (a) GENERAL. The Merger shall become effective at such time as Merger Sub and the Company file the Certificate of Merger with the Secretary of State of the State of Delaware, which filing shall be as early as practicable on the Closing Date, or at such subsequent date or time as Acquirer and the Company shall agree and specify in the Certificate of Merger (the "EFFECTIVE TIME"). The Merger shall have the effect set forth in the Delaware General Corporation Law. The Surviving Corporation may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either Merger Sub or the Company in order to carry out and effectuate the transactions contemplated by this Agreement.

     (b) CERTIFICATE OF INCORPORATION. The certificate of incorporation of Merger Sub in effect at and as of the Effective Time will be the certificate of incorporation of the Surviving Corporation upon and following the Merger.

     (c) BYLAWS. The bylaws of Merger Sub in effect at and as of the Effective Time will be the bylaws of the Surviving Corporation upon and following the Merger.

     (d) DIRECTORS AND OFFICERS. The directors and officers of Merger Sub in office at and as of the Effective Time will be the directors and officers of the Surviving Corporation upon and following the Merger, in each case until their respective successors are duly elected or appointed and qualified.

     2.5 SPECIAL STOCKHOLDER MEETING. The Company, acting through the board of directors of the Company (the "COMPANY BOARD"), shall, in accordance with all applicable Laws:

     (a) duly call, give notice of, convene and hold a special meeting of the Company Stockholders (the "SPECIAL STOCKHOLDER MEETING") as promptly as practicable for the purpose of considering and taking action upon the approval of the Merger and the adoption of this Agreement;

     (b) (i) as soon as practicable after the date hereof, but in no event later than twenty (20) days from the date hereof, prepare and file with the SEC a preliminary proxy statement relating to the Merger and this Agreement (provided, however, that the Company shall submit a draft of such preliminary proxy statement to Acquirer for its review and approval as soon as practicable, but in no event less than five (5) business days, prior to filing such proxy statement


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

with the SEC), (ii) obtain and furnish the information required to be included by the SEC in the Proxy Statement (as hereinafter defined) and, after consultation with Acquirer, respond promptly to any comments made by the SEC with respect to the preliminary proxy statement, and (iii) cause a definitive proxy statement, including any amendment or supplement thereto (the "PROXY STATEMENT"), to be mailed to the Company Stockholders, provided that no amendment or supplement to the Proxy Statement will be made by the Company without consultation with Acquirer and its counsel. The Company will advise Acquirer, promptly after it receives notice thereof, of any request by the SEC for the amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information. If at any time prior to the Effective Time any information relating to the Company or Acquirer, or any of their respective Affiliates, officers or directors, should be discovered by the Parties which should be set forth in an amendment or supplement to the Proxy Statement, so that such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the other Parties and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, disseminated to the Company Stockholders;

     (c) include in the Proxy Statement the recommendation of the Company Board that the Company Stockholders vote in favor of the approval of the Merger and the adoption of this Agreement (the "COMPANY RECOMMENDATIONS") at the Special Stockholder Meeting; and

     (d) use its commercially reasonable efforts to solicit from holders of Company Shares proxies in favor of the Merger and shall take all other reasonable and lawful action necessary or, advisable to secure any vote or consent of the Company Stockholders required by the Delaware General Corporation Law to effect the Merger.

     Acquirer agrees that it will provide the Company with all of the information concerning Acquirer and Merger Sub required to be included in the Proxy Statement.

     2.6 CLOSING OF TRANSFER RECORDS. As of and after the Effective Time, transfers of Company Shares outstanding prior to the Effective Time shall not be made on the stock transfer books of the Surviving Corporation.

     2.7 TAKING OF NECESSARY ACTION; FUTURE ACTION. Each of the Parties will take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Merger as promptly as possible subject to the satisfaction of the closing conditions set forth in Article 7 hereof. If at any time after the Effective Time, the Surviving Corporation will consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either the Company or Merger Sub (collectively, the "CONSTITUENT CORPORATIONS") acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers and directors


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

of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of either of the Constituent Corporations, all such deeds, bills of sale, instruments of conveyance, assignments and assurances and to take and do, in the name and on behalf of each of such Constituent Corporation or otherwise, all such other lawful actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

     3. CONVERSION OF SECURITIES.

     3.1 CONVERSION OF MERGER SUB SHARES. At and as of the Effective Time, by virtue of the Merger and without further action on the part of Merger Sub or Acquirer (the sole holder of the capital stock of Merger Sub), each share of capital stock of Merger Sub that is issued and outstanding immediately prior to the Effective Time shall be cancelled and retired and shall be converted into and become one fully paid and non-assessable share of Common Stock, $0.001 par value per share, of the Surviving Corporation.

     3.2  CONVERSION  OF COMPANY  SHARES.  Subject any  adjustments  pursuant to
Section 3.4 below, at and as of the Effective Time, by virtue of the Merger and without further action on the part of the Company or the holders of Company Shares, each Company Share that is issued and outstanding immediately prior to the Effective Time (other than Company Shares if any, held by Persons who have not voted such shares for approval of the Merger and with respect to which such Persons shall become entitled to exercise dissenters' rights in accordance with
Section 262 of the Delaware General Corporation Law ("DISSENTING SHARES")) shall automatically be cancelled and extinguished and converted into the right to receive cash equal to $2.87 per share (the "MERGER PRICE"). After the Effective Time, no Company Share shall be deemed to be outstanding or to have any rights other than those set forth in this Section 3.2 or Section 3.6 hereof.
Immediately prior to the Closing, all Company Shares, if any, that are held by the Company as treasury stock shall be cancelled and retired and shall cease to exist and no consideration shall be delivered therefor.

     3.3 COMPANY STOCK OPTIONS.  Subject to any adjustments  pursuant to Section
3.4 below, at and as of the Effective Time, by virtue of the Merger and without further action on the part of the Company or the holders of Stock Options, all stock options issued by the Company outstanding on the date thereof to purchase Company Shares (collectively, "STOCK OPTIONS") pursuant to all Stock Option Plans (collectively, the "OPTION PLANS") or other contractual rights of the Company shall be automatically accelerated with respect to vesting and then cancelled and extinguished. Each holder of those Stock Options listed on
Schedule 3.3 ("Exercisable Options") shall receive, in exchange for such cancellation, the right to receive an amount equal to (i) the Merger Price minus the exercise price per share (the "OPTION PURCHASE PRICE"), multiplied by (ii) the number of Company Shares underlying the Exercisable Options held by such holder as of the Effective Time. Schedule 3.3 lists all Exercisable Options and states the holder of such options, the number of Company Shares underlying such options as of the date hereof, the option grant dates, and the exercise price per share of such options. For the avoidance of doubt, all Stock Options that have an exercise price per share that is less than the Merger Price as of the Effective Time, shall be Exercisable


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

Options, whether or not currently exercisable and all Stock Options that have an exercise price per share that is equal to or greater than the Merger Price shall not be Exercisable Options. No consideration hereunder or otherwise shall be payable in respect of Stock Options that are not Exercisable Options as of the Effective Time, except where any such Exercisable Options are exercised on or after the date hereof and prior to the Effective Time.

     3.4 ADJUSTMENTS. If, between the date of this Agreement and the Effective Time, (a) the outstanding Company Shares shall have been changed into a different number of shares or a different class by reason of any reclassification, recapitalization, split-up, combination, exchange of shares, or readjustment or a stock dividend thereon shall be declared with a record date within such period, or (b) the Company shall have issued additional Company Shares or granted additional options, warrants or convertible rights thereto, then the Merger Price shall be adjusted accordingly to assure that the aggregate consideration to be paid by Acquirer hereunder will not change as a result of such issuances, grants, reclassification, recapitalization, split-up, combination, exchange or dividend (it being acknowledged that the Company elsewhere herein covenants not to take any of the actions described in (a) or
(b) above), provided that no adjustment shall be made as a result of an issuance by the Company of Company Shares upon exercise of outstanding Stock Options.

     3.5 PROCEDURE FOR PAYMENT.

     (a) MERGER CONSIDERATION. Except as set forth herein, from and after the Effective Time, each holder of a certificate or certificates that immediately prior to the Effective Time represented outstanding Company Shares ("CERTIFICATE" or "CERTIFICATES") shall be entitled to receive in exchange therefor, upon surrender thereof to the Exchange Agent, the Merger Consideration for each Company Share so represented by the Certificate or Certificates surrendered by such holder thereof. Each holder of an Exercisable Option shall be identified by the Company in writing provided to the Exchange Agent prior to the Effective Time and will not be required to surrender any other evidence of such interest prior to receiving the Merger Consideration.

     (b) EXCHANGE AGENT. At or simultaneous with the Closing:

     (i) Subject to Section 3.5(g), Acquirer will furnish the Exchange Agent an amount equal to the aggregate Merger Consideration, and irrevocable instructions to deliver to each record holder of outstanding Company Shares or Exercisable Options an amount equal to (A) with regard to Company Shares converted pursuant to Section 3.2, the product of (1) the Merger Price multiplied by (2) the number of outstanding Company Shares held by such Person, and (B) with regard to Exercisable Options cancelled pursuant to
     Section 3.3, the product of (1) the Option Purchase Price multiplied by (2) the number of Company Shares underlying all Exercisable Options held by such Person; and

     (ii) Acquirer will cause the Exchange Agent to mail a letter of transmittal (with instructions for its use) to each such record holder of outstanding Company Shares for the holder to use in surrendering the Certificates that represented the holder's Company Shares in exchange for the Merger Consideration to which the holder is entitled. Such letter of transmittal shall specify that delivery shall be effected, and risk of


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

     loss and title to the Certificate or Certificates shall pass only upon proper delivery of the Certificate or Certificates to the Exchange Agent, and the Exchange Agent shall advise such holder of the effectiveness of the Merger and the procedures to be used in effecting the surrender of the Certificate or Certificates in exchange for the appropriate Merger Consideration. Upon surrender to the Exchange Agent of a Certificate or Certificate, together with such letter of transmittal duly executed and completed in accordance with the instructions thereon, and such other documents as may be reasonably requested, the Exchange Agent shall, pursuant to the Merger, promptly deliver the appropriate Merger Consideration to the Person entitled to the Merger Consideration for each Company Share so represented by the Certificate or Certificates surrendered by such holder thereof, and such Certificate or Certificates shall forthwith be cancelled.

     (c) TRANSFER OF CERTIFICATES. If delivery of all or part of the Merger Consideration is to be made to a Person other than the Person in whose name a surrendered Certificate is registered, it shall be a condition of such delivery or exchange that the Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the Person requesting such delivery or exchange shall have paid any transfer and other taxes required by reason of such delivery or exchange in a name other than that of the registered holder of the Certificate surrendered or shall have established to the reasonable satisfaction of the Exchange Agent that such tax either has been paid or is not payable.

     (d) RIGHT TO MERGER CONSIDERATION. Until surrendered and exchanged in accordance with this Section 3.5, each Certificate shall, after the Effective Time, represent solely the right to receive the Merger Consideration for such Certificate, and any holder thereof shall have no ownership or other rights with respect to such Company Shares represented by a Certificate. No interest shall accrue or be payable on any Merger Consideration. None of the Exchange Agent, Acquirer, or the Company shall be liable to any holder of Company Shares or Exercisable Options for any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

     (e) TERMINATION OF EXCHANGE AGENT. Acquirer may cause the Exchange Agent to return any Merger Consideration remaining unclaimed 180 days after the Effective Time to Acquirer, and thereafter each remaining record holder of outstanding Company Shares or Exercisable Options shall be entitled to look to Acquirer (subject to abandoned property, escheat, and other similar laws) as a general creditor thereof with respect to the Merger Consideration to which such Person is entitled upon surrender of such Person's Certificates or in respect of Exercisable Options, as the case may be.

     (f) FEES OF EXCHANGE AGENT. The Company, or the Surviving Corporation from and after the Effective Time, shall pay all charges and expenses of the Exchange Agent.

     (g) WITHHOLDING RIGHTS. Each of the Exchange Agent, Acquirer and the Company shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Company Shares or Exercisable Options such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by the Company or Acquirer, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of Company Shares or Exercisable Options, as the case may be, in respect of which such deduction and withholding was made by the Company or Acquirer.

     (h) LOST CERTIFICATES. Subject to Section 3.5(e) hereof, if any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration deliverable in respect thereof pursuant to this Agreement.

     3.6 DISSENTING SHARES

     (a) Notwithstanding any other provisions of this Agreement to the contrary, any Dissenting Shares shall not be converted into the right to receive the Merger Consideration but shall instead be converted into the right to receive such consideration as may be determined to be due with respect to such Dissenting Shares pursuant to Delaware General Corporation Law. The Company agrees that, except with the prior written consent of Acquirer, or as required under Delaware General Corporation Law, it will not voluntarily make any payment with respect to, or settle or offer to settle, any such purchase demand. Each holder of Dissenting Shares who, pursuant to the provisions of Delaware General Corporation Law, becomes entitled to payment of the fair value for Company Shares shall receive payment therefore (but only after such value shall have been agreed upon or finally determined pursuant to such applicable law provisions). If, after the Effective Time, any Dissenting Shares shall lose their status as Dissenting Shares, the Exchange Agent shall issue and deliver upon surrender by such holder of certificate or certificates representing Company Shares, the Merger Consideration to which such holder would otherwise be entitled under this Agreement.

     (b) The provisions of this Article 3 shall also apply to Dissenting Shares that lose their status as such, except that the obligations of Acquirer under this Article 3 shall commence on the date of loss of such status and the holder of such shares shall be entitled to receive in exchange for such share the Merger Consideration to which such holder is entitled pursuant to this Article 3.

4.   REPRESENTATIONS AND WARRANTIES OF COMPANY.

     In order to induce Acquirer and Merger Sub to enter into this Agreement and consummate the transactions contemplated hereby, the Company hereby makes the following representations and warranties to Acquirer and Merger Sub, each of which representations and warranties is relied upon by Acquirer and Merger Sub:

     4.1 ORGANIZATION, QUALIFICATION, AND CORPORATE POWER. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. The Company is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except for such failures to be so qualified and in good standing that would not, individually or in the aggregate, have a Material Adverse Effect. Except as set forth in Schedule 4.1, the Company does not directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for, any corporation, partnership, joint venture, or other business association or entity. The Company has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. The Company beneficially owns all of the outstanding capital stock or other form of equity of its Subsidiary.

     4.2 CAPITALIZATION. The authorized capital stock of the Company consists of 20,000,000 Company Shares, of which, as of the date hereof, 5,599,225 Company Shares are issued and outstanding, 113,590 Company Shares are held in the treasury of the Company and 627,333 Company Shares are issuable in respect of Exercisable Options. All of the issued and outstanding Company Shares have been duly authorized and are validly issued, fully paid, and nonassessable. No material change in such capitalization has occurred between September 30, 2003 and the date of this Agreement. Except as set forth in Schedule 4.2, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments of any kind, character or nature, contingent or otherwise, including, without limitation, any stockholders' rights plan, that could require the Company to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights of any kind, character or nature, contingent or otherwise, with respect to the Company.

     4.3 AUTHORIZATION OF TRANSACTION. The Company has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder subject to receiving the Requisite Company Stockholder Approval. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly approved by the Company Board and no other corporate proceedings on the part of the Company or its stockholders are necessary to authorize this Agreement and to consummate the transactions so contemplated other than the Requisite Company Stockholder Approval and the filing of the Certificate of Merger. This Agreement has been duly executed and delivered and, assuming this Agreement constitutes a valid and binding obligation of Acquirer and Merger Sub, constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms and conditions except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and
(ii) the remedy of specific performance and injunctive and other forms of equitable remedies may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The duly elected officers and directors of the Company are set forth on Schedule 4.3. True, correct and complete copies of the governing documents and all minutes of the Company are contained in the minute books of the Company, and any stock certificates not outstanding are contained in the stock book of the Company. True, correct and complete copies of the minute books and stock books of the Company have been made available to Acquirer or its representatives.

     4.4 TITLE TO ASSETS. Other than as set forth on Schedule 4.4 or as reflected in the Public Reports, the Company has good and valid title to all of the assets reflected in the Most Recent 10-Q (and valid and enforceable leasehold interests in the Real Property reflected in such Most Recent 10-Q) except for assets disposed of since the date of such Most Recent 10-Q in the Ordinary Course of Business (collectively, the "ASSETS"), free and clear of any liens, pledges, encumbrances, or similar rights of third parties, except for Permitted Liens. All of the Assets are in satisfactory operating condition, normal wear and tear excepted, except where such condition would not result in a Material Adverse Effect.

     4.5 NONCONTRAVENTION. Other than the consents, approvals, authorizations and other actions listed on Schedule 4.5, the execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not and will not (a) require the consent, approval or action of, or any filing or notice to, any corporation, firm, person or other entity or any foreign, federal, state, or local government, court, administrative, regulatory or other governmental agency, commission or authority, or any non-governmental self-regulatory agency, commission or authority (collectively, "GOVERNMENTAL AUTHORITY"), (b) violate the terms of any Contract in a material respect, or be in material conflict with, result in a material breach of or constitute (upon the giving of notice or lapse of time or both) a material default under any such Contract, or result in the creation of any lien upon any of the Assets other than a Permitted Lien, (c) violate any applicable order, writ, injunction, decree, judgment, restriction, ruling, law, or regulation (collectively, "LAWS") of any Governmental Authority, or (d) violate the certificate of incorporation or bylaws of the Company.

     4.6 COMPLIANCE WITH LAWS. To the Company's Knowledge, except as set forth on Schedule 4.6, the Company is in material compliance with all applicable Laws of all applicable Governmental Authorities. Other than as set forth on Schedule 4.6, since September 30, 2003, the Company has received no written notice of any noncompliance with the foregoing which has not been cured in all material respects.

     4.7 LICENSES AND PERMITS. Except as set forth on Schedule 4.7, the Company holds and is in compliance with all material licenses, permits, concessions, grants, franchises, approvals and authorizations necessary or required for the use or ownership of the Assets and the operation of the Business ("LICENSES AND PERMITS"). Except as set forth on Schedule 4.7, the Company has not received within the preceding twelve (12) months written notice of any material violations in respect of any such Licenses and Permits. No proceeding is pending or, to the Company's Knowledge, threatened, which seeks revocation or limitation of any such Licenses and Permits.

     4.8 PUBLIC REPORTS. Since December 31, 2001, the Company has filed all registration statements, annual and quarterly reports, current reports on Form 8-K, information statements and definitive proxy statements required to be filed by the Company with the SEC ("PUBLIC REPORTS"). Each of such Public Reports has complied with the Securities Act and/or the Exchange Act (as in effect at such times), as applicable, in all material respects. None of such Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     4.9 FINANCIAL INFORMATION.

     (a) FINANCIAL REPORTS. The financial statements included in or incorporated by reference into Public Reports (including the related notes and schedules) since December 31, 2001 were prepared in accordance with GAAP applied on a consistent basis throughout the period covered thereby, present fairly in all material respects, the financial condition of the Company as of the indicated dates and the results of operations and cash flows of the Company for the indicated periods, and are consistent with the books and records of the Company; provided, however, that the interim statements are subject to normal year-end adjustments that are not expected to be material in amount.

     (b) UNDISCLOSED LIABILITIES. On the date hereof, there are no material liabilities or obligations of the Company of any nature, whether liquidated, unliquidated, accrued, absolute, contingent or otherwise, except for (i) those that are reflected or reserved against as to amount in the December 31, 2002 audited consolidated balance sheet or in the notes thereto, (ii) those that are specifically set forth on Schedule 4.9, (iii) those that are reflected in the Most Recent 10-Q (subject to normal recurring year-end adjustments, the effect of which will not have a Material Adverse Effect) and/or, (iv) current liabilities incurred in the Ordinary Course of Business since September 30, 2003. Since September 30, 2003, there has not been any change by the Company in accounting practices, principles or methods.

     4.10 SUFFICIENCY OF ASSETS. Except as set forth on Schedule 4.10, the Assets constitute all the material assets of any nature with which the Company has conducted the Business for the preceding twelve (12) month period, subject only to additions and deletions of inventory and other assets in the Ordinary Course of Business, and no other material assets are necessary to operate the Business in the Ordinary Course of Business.

     4.11 DEPOSITS. The Company has made available to Acquirer or its representatives a complete list of all security and other deposits, prepayments and prepaid expenses of the Company reflected in the Most Recent 10-Q (each a "DEPOSIT"), setting forth the amount of each Deposit.

     4.12 ACCOUNTS RECEIVABLE; OBLIGATIONS.

     (a) The Company has made available to Acquirer or its representatives a complete list of all accounts receivable, notes receivable, and other rights to receive payments ("ACCOUNTS RECEIVABLE") of the Company as of September 30, 2003 showing the terms and time period for collection thereof, and all such Accounts Receivable are bona fide and arose in the Ordinary Course of Business.

     (b) The Company has made available to Acquirer or its representatives a complete list as of September 30, 2003 of all material obligations for indebtedness for borrowed money owed by the Company, including all outstanding obligations of the Company in respect of the Business incurred other than in the Ordinary Course of Business. No payment with respect to indebtedness for borrowed money owed by the Company reflected in the Public Reports is due and unpaid as of the date hereof.

     4.13 LITIGATION. Except as set forth in Schedule 4.13, or as disclosed in the Company's Public Reports, there are no legal actions or proceedings pending or, to the Company's Knowledge, threatened against the Company or any of the Assets before any court, tribunal or governmental body that is reasonably likely to have a Material Adverse Effect. To the Company's Knowledge, there are no facts, circumstances or conditions concerning the Company's Business that are reasonably likely to result in any legal action, investigation or claim that is reasonably likely to have a Material Adverse Effect. There is no legal action or proceeding pending, or to the Company's Knowledge threatened, against the Company, nor is there any legal action or proceeding pending, or, to the Company's Knowledge, threatened, before any court, tribunal or governmental body seeking to restrain or prohibit or to obtain damages or other relief in connection with the consummation of transactions contemplated by this Agreement, or which might adversely affect the Company's ability to consummate the transactions contemplated by this Agreement. To the Company's Knowledge, the Company is not subject to any judgment, order or decree entered in any lawsuit or proceeding relating to the operation of the Business that would result in a Material Adverse Effect.

     4.14 TAX MATTERS. Except for matters set forth in Schedule 4.14:

     (a) FILING OF TAX RETURNS. The Company and its Subsidiary have filed (or there has been filed on their behalf) all material Tax Returns (as hereinafter defined) required to be filed by each of them under applicable law. All such Tax Returns are true, correct and complete in all material respects. To the extent requested in writing by Acquirer, the Company has delivered or made available to Acquirer correct and complete copies of all material income Tax Returns, examination reports, statements of deficiencies assessed against or agreed to by any of the Company and its Subsidiary relating to taxable periods beginning after December 31, 1999.

     (b) PAYMENT OF TAXES. All material Taxes (as hereinafter defined) required to be paid by or with respect to the Company and its Subsidiary (whether or not shown on any Tax Return) have been paid.

     (c) TAX LIENS. No Tax liens exist upon the Assets or any of the assets of the Company's Subsidiary, except Permitted Liens.

     (d) WITHHOLDING TAXES. The Company and its Subsidiary have complied in all material respects with the provisions of the Code relating to the withholding of Taxes, as well as similar provisions under any other laws, and have, within the time and in the manner prescribed by law, withheld from all employees' wages and paid over to the proper governmental authorities all material amounts so required.

     (e) EXTENSIONS OF TIME FOR FILING TAX RETURNS. Neither the Company nor its Subsidiary has requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed.

     (f) WAIVERS OF STATUTE OF LIMITATIONS. Neither the Company nor its Subsidiary has executed any outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns that remain in effect.

     (g) TAX DEFICIENCIES. To the Company's Knowledge, no material deficiency for any Taxes has been proposed, asserted or assessed in writing against the Company or its Subsidiary that has not been resolved and paid in full.

     (h) AUDIT, ADMINISTRATIVE AND COURT PROCEEDINGS. No audits or other administrative proceedings or court proceedings are presently pending or threatened in writing with regard to any material Taxes or Tax Returns of the Company or its Subsidiary.

     (i) TAX RULINGS. Neither the Company nor its Subsidiary has received a Tax Ruling (as hereinafter defined) or entered into a Closing Agreement (as hereinafter defined) with any taxing authority that would have a continuing Material Adverse Effect after the Closing Date.

     (j) TAX SHARING AGREEMENTS. Neither the Company nor its Subsidiary is a party to any Tax sharing or allocation agreement other than an agreement solely between the Company and its Subsidiary.

     (k) AFFILIATED GROUP. Neither the Company nor its Subsidiary has been a member of an affiliated group (within the meaning of Section 1504 of the Code) or an affiliated, combined, consolidated, unitary or similar group for state, local or foreign tax purposes, except for the group the common parent of which is the Company.

     (l) SECTION 355 TRANSACTIONS. Neither the Company nor its Subsidiary has constituted either a "distributing corporation" or a "controlled corporation" within the meaning of Section 355(a)(1)(A) of the Code in a distribution qualifying for non-recognition treatment under Section 355 of the Code in the two years prior to the date of this Agreement.

     (m) As used in this Agreement:

     (i) "TAX" or "TAXES" means any federal, state, county, local or foreign taxes, charges, fees, levies, or other assessments, including all net income, gross income, sales and use, ad valorem, transfer, gains, profits, excise, franchise, real and personal property, gross receipts, capital stock, production, business and occupation, disability, employment, payroll, license, estimated, stamp, custom duties, severance or withholding taxes or charges imposed by any governmental entity, and includes any interest and penalties (civil or criminal) on or additions to any such taxes;

     (ii) "TAX RETURN" means a report, return or other information required to be supplied to a governmental entity with respect to Taxes including, when permitted or required, combined or consolidated returns for a group of entities;

     (iii) "TAX RULING" means a written ruling of a taxing authority relating to Taxes; and

     (iv) "CLOSING AGREEMENT" means a written and legally binding agreement with a taxing authority relating to Taxes.

     4.15 LABOR MATTERS. Except as set forth in Schedule 4.15, the Company does not use the services of independent contractors or consultants in connection with the Business. The Company is not a party to any collective bargaining agreement or any other contract with any trade or labor union, employees' association or similar organization. To the Company's Knowledge, there are no strikes, slowdowns, picketing, work stoppages or labor disputes pending or threatened, or any attempts at union organization of the employees of the Company. All salaries and wages paid and withheld by the Company are in material compliance with all applicable federal, state and local laws.

     4.16 BENEFIT PLANS AND ERISA.

     (a) EMPLOYEE BENEFIT PLANS OF THE COMPANY. The Company has made available to Acquirer or its representatives a complete list of each Company "employee benefit plan" (as defined by Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), and any other bonus, profit sharing, pension, compensation, deferred compensation, stock option, stock purchase, fringe benefit, severance, post-retirement, scholarship, disability, sick leave, vacation, individual employment, commission, bonus, payroll practice, retention, or other plan, agreement, policy, trust fund or arrangement (each such plan, agreement, policy, trust fund or arrangement is referred to herein as an "EMPLOYEE BENEFIT PLAN", and collectively, the "EMPLOYEE BENEFIT PLANS") that is currently in effect, was maintained since December 31, 1996 (and under which the Company has current liability), or which has been approved before the date hereof but is not yet effective, for the benefit of (i) directors or employees of the Company or any other persons performing services for the Company, (ii) former directors or former employees of the Company or any other persons formerly performing services for the Company, and/or (iii) beneficiaries of anyone described in (i) or (ii) (collectively, "BUSINESS EMPLOYEES") or with respect to which the Company or any "ERISA AFFILIATE" (hereby defined to include any other corporation or trade or business controlled by, controlling or under the common control with the Company (within the meaning of Section 4001(b) of ERISA, Section 4001(a)(14) of ERISA or Section 414 of the
Code) has or has had any obligation on behalf of any Business Employee. Schedule
4.16 also sets forth a true and complete list of each ERISA Affiliate.

     (b) DOCUMENTS. The Company has made available to Acquirer or its representatives, with respect to each Employee Benefit Plan, true and complete copies of (i) the documents embodying and relating to the plan, including, without limitation, the current plan documents and documents creating any trust maintained pursuant thereto, all amendments, investment management agreements, group annuity contracts, administrative service contracts, insurance contracts, collective bargaining agreements, the most recent summary plan description and each summary of material modification, and employee handbooks, (ii) annual reports, including, but not limited to, those filed on Forms 5500, 990, or 1041 for the last three (3) years, (iii) actuarial valuation reports and financial statements for the last three (3) years for the plan or any related trust, and (iv) each communication involving the plan or any related trust to or from the IRS, Department of Labor ("DOL"), Pension Benefit Guaranty Corporation ("PBGC") or any other governmental authority including, without limitation, the most recent determination letter received from the IRS pertaining to any Employee Benefit Plan intended to qualify under Sections 401(a) or 501(c)(9) of the Code.

     (c) COMPLIANCE WITH ERISA AND CODE. Except as set forth in Schedule 4.16, each Employee Benefit Plan is in material compliance with the provisions of ERISA and the Code and has been maintained and operated, in all material respects, in accordance with its terms. Neither the Company nor any ERISA Affiliate has ever maintained or contributed to any plan subject to the minimum funding standards of Section 302 of ERISA or Section 412 of the Code. All Employee Benefit Plans which are "pension plans" as defined in Section 3(2) of ERISA that are intended to be tax-qualified have received favorable determination letters from the IRS as to their tax-qualified status and the tax-exempt status of any related trust under Sections 401(a) and 501 of the Code, respectively, which determinations, to the Company's Knowledge, have not been modified, revoked or limited, and address all amendments required to be made to such plans and trusts pursuant to the applicable provisions of ERISA and the Code as in effect on the Closing Date, except those for which applicable remedial amendment periods under Section 401(b) of the Code have not expired.

     (d) MULTIPLE EMPLOYER ARRANGEMENTS. The Company has no obligation to contribute to or provide benefits pursuant to, and has no other liability of any kind with respect to, (i) a "multiple employer welfare arrangement" (within the meaning of Section 3(40) of ERISA), or (ii) a "plan maintained by more than one employer" (within the meaning of Section 413(c) of the Code).

     (e) MULTIEMPLOYER PLANS. Neither the Company nor any ERISA Affiliate maintains or contributes to, is required to maintain or contribute to, or has ever maintained or contributed to, a "multiemployer plan" (as defined by Section 4001(a)(3) of ERISA).

     (f) CERTAIN DISCLOSURES AND STATEMENTS RELATING TO EMPLOYEE BENEFIT PLANS. With respect to each Employee Benefit Plan and except as otherwise set forth in
Schedule 4.16:

     (i) QUALIFIED AND TAX-EXEMPT STATUS OF PLANS AND TRUSTS. To the Company's Knowledge, no event has occurred or circumstance exists that will or could give rise to disqualification or loss of tax-exempt status of any such Employee Benefit Plan or trust, or that will or could give rise to the imposition of any material penalty or Tax liability with respect to such Employee Benefit Plan or trust;

     (ii) REQUIRED PAYMENTS. All material payments required by such Employee Benefit Plan or any collective bargaining agreement with respect to the Company (including all contributions, insurance premiums, premiums due the PBGC or intercompany charges) with respect to all periods through the date hereof, have been made or properly accrued;

     (iii) REPORTS, DOCUMENTS AND NOTICES. There are no material violations of or failures to comply with ERISA and the Code with respect to the filing of applicable required reports, documents, and notices regarding such Employee Benefit Plan with the DOL, the IRS, the PBGC or any other Governmental Authority, or any of the assets of the Employee Benefit Plan or any related trust;

     (iv) CLAIMS OR OTHER LEGAL ACTION. To the Company's Knowledge, no claim, lawsuit, arbitration or other action is pending or threatened in writing against such Employee Benefit Plan, any trustee or fiduciaries thereof, the Company or any ERISA Affiliate, any director, officer or employee thereof, or any of the assets of the Employee Benefit Plan or any related trust;

     (v) BONDING. Any bonding required with respect to such Employee Benefit Plan in accordance with the applicable provisions of ERISA has been obtained and is in full force and effect;

     (vi) PROHIBITED TRANSACTIONS. No "prohibited transaction" (within the meaning of Section 4975 of the Code and Section 406 of ERISA) has occurred with respect to such Employee Benefit Plan (and the transactions contemplated by this Agreement will not constitute or indirectly result in such a prohibited transaction);

     (vii) AUDITS. To the Company's Knowledge, no Employee Benefit Plan is currently under audit or investigation by the IRS or the DOL or any other Governmental Authority. No such completed audit, if any, has resulted in the imposition of any material Tax, interest or penalty; and

     (viii) VEBAS. The Company does not provide benefits through a voluntary employee beneficiary association as defined in Section 501(c)(9) of the Code.

     (g) COBRA; FMLA. The Company, each ERISA Affiliate, each Employee Benefit Plan and each Employee Benefit Plan "sponsor" or "administrator" (within the meaning of Section 3(16) of ERISA) has complied in all material respects with the applicable requirements of Part 6 of Subtitle B of Title I of ERISA and
Section 4980B of the Code (such statutory provisions and predecessors thereof are referred to herein collectively as "COBRA"). Schedule 4.16 lists the name of each Business Employee who has experienced a "Qualifying Event" (as defined in COBRA) with respect to an Employee Benefit Plan who is eligible for "Continuation Coverage" (as defined in COBRA) and whose maximum period for Continuation Coverage required by COBRA has not expired as of the date hereof.
Schedule 4.16(g) lists the name of each Business Employee who is on a leave of absence (whether or not pursuant to the Family and Medical Leave Act of 1993, as amended ("FMLA")) as of the date hereof and is receiving or entitled to receive health coverage under an Employee Benefit Plan, whether pursuant to FMLA, COBRA or otherwise. Schedule 4.16(g) also lists the name of each Business Employee who is on a leave of absence (whether or not pursuant to the Family and Medical Leave Act of 1993, as amended ("FMLA")) as of the date hereof and whose reemployment is governed by the Uniformed Services Employment and Reemployment Rights Act of 1994.

     (h) SPECIAL PAYMENTS. Except as disclosed on Schedule 4.16 or as otherwise provided in this Agreement, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including, but not limited to, any retention bonuses, parachute payments, termination or severance payments, or noncompetition payments) becoming due to any Business Employee; (ii) increase any benefits otherwise payable under any Employee Benefit Plan; (iii) result in the acceleration of the time of payment or vesting of any such rights or benefits; (iv) give rise to any additional liability for any employee benefits, including, without limitation, withdrawal liability; or (v) otherwise result in the payment to any Business Employee that will be nondeductible or subject to Tax under Sections 280G or 4999 of the Code, or require the Company, Acquirer or the Surviving Corporation to "gross up" or otherwise compensate any Business Employee because of the imposition of any excise tax on a payment to such person (unless provided for under the agreements described in Sections 7.2(d)(vii), (viii), or (ix)).

     (i) RETIREE BENEFITS. No Employee Benefit Plan provides for any benefits to be paid beyond retirement or termination of employment (other than under COBRA, FMLA, the Federal Social Security Act, or state law continuation coverage or conversion rights, or any Employee Benefit Plan qualified under Section 401(a) of the Code) to any Business Employee who, at the time the benefit is to be provided, is a former director or former employee of the Company or an ERISA Affiliate (or a beneficiary of any such person).

     (j) CHANGES TO EMPLOYEE BENEFIT PLANS AND COMPENSATION TO BUSINESS EMPLOYEES. Except as disclosed on Schedule 4.16(j), since September 30, 2003 and through the Closing Date, neither the Company nor any ERISA Affiliate has, nor will it, (i) adopt any new employee benefit plan or practice, (ii) amend any Employee Benefit Plan, (iii) increase compensation payable or to become payable by the Company or any ERISA Affiliate to any Business Employee.

     4.17 ENVIRONMENTAL MATTERS. For purposes of this Agreement: (i) "ENVIRONMENTAL LAWS" means the Resource Conservation and Recovery Act, 42 U.S.C.
Section 6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., and all other applicable federal, State, county, municipal, administrative or other laws, ordinances, rules, regulations and requirements or common law doctrines pertaining to environmental, health, safety or ecological conditions, along with any regulations or orders promulgated or issued thereunder; and (ii) "HAZARDOUS MATERIAL" means (A) any "hazardous substance", "hazardous waste" or "hazardous material" defined as such in (or for purposes of) any Environmental Law; (B) any petroleum product, asbestos-containing material, urea formaldehyde or PCBs; and
(C) any other substance, regardless of physical form, that is subject to any Environmental Law regulating, or imposing obligations, liability, or standards of conduct concerning the protection of human health, plant life, animal life or natural resources. Except as set forth in the Environmental Reports (as defined below) or on Schedule 4.17:

     (i) With respect to the property owned, leased, or occupied or formerly owned, leased or occupied by the Company (collectively, the "PROPERTIES"), the Company has not conducted or authorized the treatment or disposal of any Hazardous Material on the Properties, which, if discovered or reported, is reasonably likely to give rise to a material liability or material obligation on the part of the Company, Acquirer or the Surviving Corporation;

     (ii) To the Company's Knowledge, there has been no spill, discharge, release, emission of, or contamination resulting from, any Hazardous Material on, at, under or migrating to or from any of the Properties, and except as set forth in Schedule 4.17(ii), to the Company's Knowledge, no Hazardous Material currently exists on, at, in, or under any of the Properties, which, if disclosed or discovered, is reasonably likely to require remediation by or give rise to a claim or liability against the Company, Acquirer or the Surviving Corporation;

     (iii) Except as set forth in Schedule 4.17(iii), the Company has not received any written notice of any violation, directive, complaint, suit, or order with respect to any Environmental Law, the disposal or release of Hazardous Material from the Properties onto any other property, or the incurrence by the Company of any liability under any Environmental Law, and to the Company's Knowledge, no such notice is threatened from any Person, including, but not limited to, a Governmental Authority;

     (iv) To the Company's Knowledge, there is no pending litigation, investigation or proceeding by any Person, including, but not limited to, any Governmental Authority, in which it is alleged that there has been a discharge, spill, disposal or release by the Company of any Hazardous
     Material  or  any  violation  of  Environmental  Law  with  respect  to the
     Properties, or to the Company's Knowledge are there any facts or circumstances that would reasonably lead the Company to believe that any Person would reasonably allege any of the foregoing;

     (v) There are no written agreements, including, but not limited to, consent orders or memoranda of agreement between the Company and any Governmental Authority relating in any way to the presence, spill, discharge, release, threat of release, storage, treatment or disposal of any Hazardous Material;

     (vi) To the Company's Knowledge, there are no Environmental Laws applicable to the Properties currently used or occupied by the Company that would require the Company to obtain the approval of or provide notice to any Governmental Authority (which has not been obtained or provided) as a condition to the consummation of the Merger;

     (vii) To the Company's Knowledge, the Company has in full force and effect all Licenses and Permits required under the Environmental Laws that are necessary for the operation of the Business;

     (viii) The Company has made available to Acquirer true, correct and complete copies of all reports or tests with respect to the compliance of the Properties with the Environmental Laws and/or to the presence of any Hazardous Material on the Properties that are in the possession of the Company (collectively, the "ENVIRONMENTAL REPORTS") and, to the Company's Knowledge, all such reports and tests contain no material misstatements or omissions;

     (x) The Company has not filed or otherwise provided written notice to any Governmental Authority under any Environmental Law of any past or present release or discharge of a Hazardous Material into the environment by the Company on, at, in or under the Properties;

     (xi) The Company has not received any notice, demand, or information request regarding its alleged disposal of, or arrangement for disposal of, any Hazardous Materials on any real property not owned by the Company that is on the USEPA's National Priorities List or the CERCLIS list or any similar state list, or, to the Company's Knowledge, which is or reasonably could be the subject of any remedial action by a federal or state agency or by a third party seeking reimbursement of cleanup expenses from the Company under federal or state law; and

     (xii) During the Company's ownership, leasing and/or occupancy of the Properties, no construction debris or other debris was buried by the Company on any of the Properties, which, if disclosed or discovered, is reasonably likely to require remediation.

     4.18 CONTRACTS AND AGREEMENTS.

     (a) Schedule 4.18 sets forth a complete list of all written contracts, agreements, leases and other instruments to which the Company is a party which involve any of the following (collectively, the "CONTRACTS"):

     (i) projected revenue or expense to the Company in excess of $100,000 annually;

     (ii) limitations in any respect on the locations in which the Company can conduct its Business or restrictions on the lines of business in which the Company can engage, except as imposed by any Governmental Authority or any Laws;

     (iii) loans to or from (in excess of $1,000 per Person) the Company, including, without limitation, any loan agreements, promissory notes, indentures;

     (iv) the payment of cash or other benefit upon the change in control of the Company;

     (v) any joint venture, partnership or other arrangement which involves the sharing or profits, losses, costs or liabilities;

     (vii) any leases of Real Property; and

     (viii) any employment agreement between any employee of the Company and the Company providing for annual base compensation of $100,000 or more.

     (b) To the Company's Knowledge, except as disclosed on Schedule 4.18, no default in performance or failure to perform under, and no anticipatory breach of, any of the Contracts has occurred or is continuing, and none of the parties to any such Contract has alleged in writing that the other has defaulted in performance or failed to perform, other than (i) a default in payment that shall not have continued more than 30 days from the date on which the payment was originally due pursuant to the terms of the applicable Contract, or (ii) a default or failure that would not, individually or in the aggregate, result in a Material Adverse Effect. To the Company's Knowledge, no legal, administrative or other proceedings are threatened or pending relating to the performance or status of any of such Contracts that would result in a Material Adverse Effect. Since the Most Recent 10-Q and except as disclosed on Schedule 4.18, the Company has not received written notice of any anticipatory breach, pending dispute or anticipated litigation arising from or relating to any of such Contracts, or notice that any of such Contracts has been or will be canceled, revoked or otherwise terminated, except in each case where such circumstances would not result in a Material Adverse Effect.

     (c) Except as set forth in Schedule 4.18, the Company is not subject to any agreement that restricts competition with any other Person or provides that the Company may not engage in any business or sell or distribute any product or service, except where such restriction would not result in a Material Adverse Effect.

     4.19 INTELLECTUAL PROPERTY. The Company owns, licenses or otherwise has the right to use, all patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights, copyrights and other proprietary intellectual property rights and computer programs (collectively, "INTELLECTUAL PROPERTY") currently used in the Company's Business, except to the extent that such failure would not result in a Material Adverse Effect. No claims are pending against the Company or, to the Company's Knowledge, threatened that the Company is infringing or otherwise adversely affecting the rights of any Person with regard to the use of any such Intellectual Property. To the Company's Knowledge, (i) the Company's current use of the Intellectual Property does not infringe the rights of any Person, and
(ii) no Person is infringing the rights of the Company with respect to any Intellectual Property.

     4.20 CERTAIN FEES. The Company has no any liability or obligation to pay any fees or commissions to any financial advisor, broker, finder, or agent with respect to the transactions contemplated by this Agreement (except for attorneys' and accountants' fees and expenses).

     4.21 COMPANY BOARD ACTION. The Company Board (at a meeting duly called and held) has by the requisite vote of all directors present (a) determined that the Merger is advisable and in the best interests of the Company and its stockholders, (b) resolved to make the Company Recommendations and directed that the Merger be submitted for consideration by the holders of Company Shares at the Special Stockholder Meeting, and (c) adopted a resolution to elect not to be subject, to the extent permitted by applicable law, to any state takeover law that may purport to be applicable to the Merger and the transactions contemplated by this Agreement.

     4.22 PROXY STATEMENT. None of the information relating to the Company supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Proxy Statement will, at the date mailed to the Company Stockholders and at the time of the Special Stockholder Meeting, contain any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Proxy Statement will comply as to form in all material respects with the requirements of all applicable laws, including the Exchange Act and the rules and regulations thereunder. No representation or warranty is made by the Company with respect to information provided by Acquirer or Merger Sub or their representatives specifically for inclusion or incorporation by reference therein and included or incorporated by reference in the Proxy Statement or in any other document to be filed in connection with the transactions contemplated hereby.

     4.23 INSURANCE. The Company has made available to Acquirer or its representatives copies of all of the insurance policies maintained by the Company. Since September 30, 2003, except as set forth in Schedule 4.23, the Company has received no notice of cancellation with respect to any of its insurance policies. Except as set forth in Schedule 4.23, there are no pending or, to the Company's Knowledge, threatened, terminations of, or premium increases with respect to, any of its insurance policies, and the Company is in compliance, in all material respects, with all conditions contained therein.

     4.24 ABSENCE OF MATERIAL CHANGES. Except as set forth on Schedule 4.24, since September 30, 2003:

     (a) there has not been any Material Adverse Effect with regard to the Assets or the Business;

     (b) the Company has not sold, assigned, or transferred any of its material Assets, except in the Ordinary Course of Business;

     (c) the Company has not mortgaged, pledged or subjected to any lien, pledge, mortgage, security interest, conditional sales contract, or other encumbrance of any nature whatsoever, any of its material Assets, except for Permitted Liens;

     (d) there has been no amendment, termination, or waiver of any material right of the Company under any Contract, License or Permit that reasonably may be anticipated to result in a Material Adverse Effect;

     (e) the Company has not:

     (i) paid any judgment or settlement resulting from any suit, proceeding, arbitration, claim or counterclaim filed before any Governmental Authority or arbitration panel in excess of $25,000 (provided that all such excluded payments do not aggregate to more than $100,000);

     (ii) written down or written up the value of any inventory or material Assets;

     (iii) incurred any material indebtedness or guaranteed any material indebtedness, except for borrowings under existing loans or lines of credit, in respect of ordinary trade payables or otherwise in the Ordinary Course of Business;

     (iv) issued or sold any of its stock, notes, bonds or other securities, or any option, warrant or other rights to purchase the same, except stock issuances upon exercise of outstanding Company Stock Options or options issued pursuant to the Option Plans;

     (v) increased the compensation of or granted or increased any severance or termination pay to any current Company employee, other than in the Ordinary Course of Business or as otherwise identified in this Agreement;

     (vi) declared, set aside or paid any dividend or distribution payable in cash, stock, property or otherwise with respect to Company Shares; or

     (vii) agreed, whether in writing or otherwise, to take any of the actions specified in this Section 4.24.

     4.25 BANK ACCOUNTS; POWERS OF ATTORNEY. The Company has made available to Acquirer or its representatives: (i) a complete list of each bank or other financial institution in which the Company has any account or safe deposit box and, (ii) a complete list of the Persons holding effective general or special powers of attorney from the Company.

     4.26 CERTAIN ARRANGEMENTS. Except as set forth in Schedule 4.26 or as identified in the Public Reports, the Company has no:

     (i) contracts, agreements, understandings, commitments or other arrangements providing for the furnishing of services, or the rental of real or personal property from or otherwise requiring payments to any director or officer (outside of his or her capacity as such) or, to the Company's Knowledge, to any Company Stockholder; and

     (ii) any loans or advances to or from the Company with directors, officers, or employees (exclusive of travel advances, expense advances, and normal salary advances in connection with vacation periods, compensation, travel or expense account reimbursement or other loans or advances in the Ordinary Course of Business).

     4.27  UNLAWFUL  PAYMENTS.   Neither  the  Company,  nor  to  the  Company's
Knowledge, any of its agents or other Persons acting on behalf of the Company has, directly or indirectly:

     (i)  made  any  unlawful  payment  to  domestic  government   officials  or
     employees, or to domestic political parties or campaigns, from corporate funds;

     (ii) established or maintained any unlawful or unrecorded fund of Company monies or other assets;

     (iii) made any false or fictitious entry on the books or records of the Company; or

     (iv) made any bribe, kickback or other unlawful payment of a similar or comparable nature, to any Person, whether in money, property, or services, to obtain favorable treatment in securing business or to obtain special concessions.

     4.28 INTERNET PRESENCE. The Company's domain name(s), if any, are currently registered with an authorized Internet domain name registrar and are in good standing.

     4.29 BOOKS AND RECORDS. The Company has maintained all books and records in the Ordinary Course of Business and such books and records are complete and accurate in all material respects, except in each case where failure would not result in a Material Adverse Effect.

     4.30 NO EXISTING DISCUSSION. As of the date hereof, the Company is not engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to an Acquisition Proposal (as defined herein).

     4.31 NASDAQ LISTING. The Company is currently listed on the NASDAQ SmallCap Market.

     4.32 NON-SURVIVAL OF REPRESENTATIONS AND WARRANTIES. No representations or warranties contained in this Article 4 shall survive the Merger or the termination of this Agreement pursuant to Section 8.1 (other than by reason of 8.1(c)).

5. REPRESENTATIONS AND WARRANTIES OF ACQUIRER AND MERGER SUB. In order to induce the Company to enter into this Agreement and consummate the transactions contemplated hereby, Acquirer and Merger Sub hereby each make the following representations and warranties to the Company, each of which representations and warranties is relied upon by the Company:

     5.1 ORGANIZATION OF ACQUIRER AND MERGER SUB. Each of Acquirer and Merger Sub is a corporation or other organization duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or organization. Each of Acquirer and Merger Sub has full corporate or other power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. Merger Sub is a newly formed corporation that was created for the sole purpose of facilitating the acquisition of the Company. Merger Sub has no assets or liabilities, and has not conducted and is not conducting any business activities.

     5.2 AUTHORIZATION OF TRANSACTION. Each of Acquirer and Merger Sub has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly approved by the board of directors of each of Acquirer and Merger Sub and no other corporate proceedings on the part of either Acquirer or Merger Sub or their respective stockholders or members are necessary to authorize this Agreement and to consummate the transactions so contemplated other than the filing of the Certificate of Merger. This Agreement has been duly executed and delivered and, assuming this Agreement constitutes a valid and binding obligation of the Company, constitutes the valid and legally binding obligation of each of Acquirer and Merger Sub, enforceable in accordance with its terms and conditions except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and
(ii) the remedy of specific performance and injunctive and other forms of equitable remedies may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     5.3 NONCONTRAVENTION. Other than the consents, approvals, authorizations and other actions listed on Schedule 5.3, the execution and delivery by Acquirer and Merger Sub of this Agreement and the consummation by Acquirer and Merger Sub of the transactions contemplated hereby do not and will not (a) require the consent, approval or action of, or any filing or notice to, any Governmental Authority, or (b) violate any Laws of any Governmental Authority, or (c) violate the certificate of incorporation, bylaws or comparable organizational document of Acquirer or Merger Sub.

     5.4 CERTAIN FEES. With the exception of the engagement of The Breckenridge Group, Inc. and Zygoquest Group, neither Acquirer nor Merger Sub has any liability or obligation to pay any fees or commissions to any financial advisor, broker, finder, or agent with respect to the transactions contemplated by this Agreement.

     5.5 NO OWNERSHIP OF COMPANY CAPITAL STOCK. As of the date hereof, neither Acquirer nor Merger Sub owns any Company Shares or has the right to acquire any equity interest in the Company other than pursuant to this Agreement.

     5.6 DILIGENCE. Acquirer and Merger Sub each acknowledge and agree that it has been given opportunity to conduct due diligence on the Company, and has been given the opportunity to obtain and review information from the Company, and ask questions of, and receive answers from, the Company or its representatives in connection therewith. Acquirer and Merger Sub each acknowledge and agree that the due diligence review it conducted is sufficient and adequate for the purposes of consummating the Merger on a fully informed basis.

     5.7 SUFFICIENT FUNDS.

     (a) As of the date hereof, Acquirer has secured sufficient sources of committed funding, in an amount not less than $17,000,000, to pay the amount of the aggregate Merger

Consideration as provided hereunder and to fulfill all of its other obligations under this Agreement.

     (b) Immediately after the payment of the aggregate Merger Consideration and at all times during a period of one hundred eighty (180) days thereafter: (i) Acquirer will be able to pay its liabilities as they become due in the Ordinary Course of Business; and (ii) Acquirer will not have unreasonably small capital with which to conduct its present or proposed business.

     5.8 EMPLOYMENT MATTERS. Acquirer and Merger Sub each acknowledge that the agreements referenced in Sections 7.2(d)(vii), (viii) and (ix) hereof have been executed and delivered by the parties thereto and are legally binding obligations, subject only to the consummation of the Merger.

     5.9 NON-SURVIVAL OF REPRESENTATIONS AND WARRANTIES. No representations or warranties contained in this Article 5 shall survive the Merger or termination of this Agreement per Section 8.1 (other than by reason of Section 8.1(d)).

6.   OTHER COVENANTS AND AGREEMENTS

     6.1 CONDUCT OF BUSINESS BY THE COMPANY. The Company covenants and agrees that, except as contemplated by this Agreement, or unless Acquirer shall otherwise consent in writing, between the date hereof and the Closing, the Business shall be conducted in, and the Company shall not take any action except in, the Ordinary Course of Business, and the Company will use its commercially reasonable efforts consistent with past practices, but recognizing the effects that the transaction contemplated hereby may have, to preserve substantially intact the business organization of the Business, to keep available the services of the present officers, employees and consultants of the Company and to preserve the present relationships of the Company with customers, suppliers and other persons with which the Company has significant business relations.

     (a) By way of amplification and not limitation, except as expressly provided for in this Agreement, the Company shall not, between the date hereof and the earlier of termination pursuant to Article 8 hereof or the Closing, directly or indirectly, do any of the following, except in the Ordinary Course of Business (other than with respect to Sections 6(a)(i)(A) and (D) below), in respect of the Business without the prior written consent of Acquirer:

     (i) (A) issue, sell, pledge, dispose of, encumber, authorize, or propose the issuance, sale, pledge, disposition, encumbrance or authorization of any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock of, or any other ownership interest in, the Company; provided, however, the Company shall have the right to issue Company Shares to those Persons who properly exercise or convert a Stock Option, which Stock Options were issued and outstanding prior to the date of this Agreement; (B) amend or propose to amend the certificate of incorporation or bylaws of the Company; (C) permit any "poison pill" or similar rights plan to apply to or in respect of the Merger (and will take all necessary action to exempt the Merger from any currently effective "poison pill" or similar rights plan); (D) split, combine or reclassify any outstanding Company Shares, or declare, set aside or pay any dividend or distribution payable in cash, stock, property or otherwise with respect to Company Shares; (E) redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire any Company Shares (other than pursuant to the terms of the Company's Option Plans); or (F) enter into any contract, agreement, commitment or arrangement with respect to any of the matters set forth in this Section 6.1(a)(i);

     (ii) (A) acquire (by merger, consolidation, or acquisition of stock or assets) any material interest in any Person; (B) sell, pledge, dispose of, or encumber or authorize or propose the sale, pledge, disposition or encumbrance of any of the Assets used or held for use by the Business; (C) enter into any material contract or agreement; (D) authorize any single capital expenditure in excess of $50,000 or capital expenditures in the aggregate in excess of $200,000; or (E) enter into or amend any contract, agreement, commitment or arrangement with respect to any of the matters set forth in this Section 6.1(a)(ii);

     (iii) take any action with respect to increasing compensation (including bonuses), or other remuneration of any director, officer or employee of the Company or with respect to the grant of any severance or termination pay (other than as fully disclosed to Acquirer in writing prior thereto) or with respect to any increase of benefits payable under its severance or termination pay policies in effect on the date hereof; provided that such restriction shall not include any actions taken by the Company pursuant to the agreements described in Sections 7.2(d)(viii) and (ix) hereof;

     (iv) adopt any new Employee Benefit Plan, enter into any employment or consulting agreement, grant or establish any new awards under any such existing Employee Benefit Plan or agreement, or adopt or otherwise amend (except as required by law or contemplated hereby) any of the foregoing;

     (v) take any action with respect to, or make any change in, its methods of management, purchasing, distribution, marketing, or operating (or practices relating to payment of trade accounts or to other payments or relating to writing down or failing to write down or writing up the value of any inventory or other Assets) or make any change in the method of accounting of the Company;

     (vi) take any action to incur or increase prior to the Closing any indebtedness for borrowed money from banks, financial institutions, or any other Persons (other than trade payables incurred in the Ordinary Course of Business and other than borrowings under existing credit facilities) or cancel without payment in full, any notes, loans or other material receivables;

     (vii) loan or advance monies to any Person except travel advances, advances in connection with vacations, or other reasonable expense advances to employees of the Company;

     (viii) change any existing bank accounts or lock box arrangements of the Company;

     (ix) waive any material rights of the Company or settle any single claim involving an obligation of the Company of more than $50,000 or in the aggregate involving more than $200,000;

     (x) adopt any new "poison pill," stockholder rights plan or other similar plan applicable to the transactions contemplated by this Agreement; or

     (xi) do any act or omit to do any act which would cause a material breach of any Contracts.

     (b) Notwithstanding anything to the contrary in this Section 6.1, no actions of the Company shall be restricted in any way by this Section 6.1 if the Company Board, after consultation with legal counsel, determines in good faith that such action is necessary for the Company Board to comply with its fiduciary duties to the Company Stockholders under applicable Law, provided that the Company Board promptly gives Acquirer written notice of any such actions; except that notwithstanding the foregoing language in this Section 6.1(b), other than in the Ordinary Course of Business the Company shall not make any distributions or dividends or incur any expenses in excess of $15,000 without the prior written consent of Acquirer, which consent shall not be unreasonably withheld.

     6.2 ACCESS AND INFORMATION.

     (a) ACCESS TO BOOKS, RECORDS, AND EMPLOYEES. Notwithstanding Section 5.6 hereof, upon reasonable prior notice the Company shall provide Acquirer, its employees, agents, counsel, accountants and financial consultants reasonable access during normal business hours, and, with the Company's prior approval, after normal business hours, to the offices, properties, books, records, files and other documents and information of or relating to the Business as Acquirer, its employees, agents, counsel, accountants or financial consultants may reasonably request, provided that such requests shall not unduly interfere with the Company's business operations and shall be subject to Section 6.8 hereof, provided further that no prior notice will be required with respect to the individual designated by Acquirer to transition with the CFO.

     (b) INTERIM FINANCIALS. The Company shall have delivered to Acquirer within three (3) business days from the date of this Agreement unaudited, consolidated monthly balance sheets for the Company as of November 30, 2003 and an unaudited, consolidated income statement for the Company for the two (2) months then ended, prepared in accordance with GAAP, which fairly present in all material respects the financial condition of the Company at the date thereof and the results of the operations for the two (2) months then ended, subject to normal year-end audit adjustments (together with those additional financial statements to be delivered after the date hereof pursuant to this Section 6.2(b), collectively, the "INTERIM FINANCIALS"). Within twenty (20) days after the end of each month commencing with the month ending December 31, 2003 and continuing for each month prior to the month in which the

Closing occurs, the Company shall prepare and deliver Interim Financials to Acquirer which will be as of the end of the preceding month. The Interim Financials shall fairly present in all material respects the financial condition of the Company at, and as of, the dates thereof and the results of the operations for the periods then ended, subject to normal year-end adjustments.

     (c) NO WAIVER. Unless otherwise provided in this Agreement, Acquirer's due diligence review and any inspections pursuant hereto shall not waive or release the Company from any of its representations, warranties or covenants under this Agreement.

     6.3 CONSENTS. Promptly after execution of this Agreement, each of the Company, Acquirer, and Merger Sub will apply for or otherwise seek, and use its commercially reasonable efforts to obtain, all consents and approvals required for consummation of the transactions contemplated hereby, including, without limitation, those consents listed in Schedule 4.5. Any charges imposed by any parties for such consents and estoppels shall be paid by the Party seeking such consent or estoppel.

     6.4 NO NEGOTIATIONS. The Company hereby agrees that from and after the date hereof until the termination of this Agreement and except as expressly permitted by the following provisions of this Section 6.4, neither the Company nor any of its officers, directors, employees, investment bankers, representatives or agents shall, directly or indirectly:

     (i) solicit, initiate, entertain, encourage or respond to any inquiries or proposals that constitute or could reasonably be expected to lead to an Alternative Transaction, as defined below; or

     (ii) negotiate, discuss or provide any non-public information to any third party in connection with an Alternative Transaction; provided, however, that nothing contained in Section 6.4(i) or this Section 6.4(ii) shall prohibit the Company Board from furnishing information to, or entering into discussions or negotiations with, any Third Party that makes an unsolicited bona fide written proposal of an Alternative Transaction if, and only to the extent that (A) the Company Board, after consultation with legal counsel, determines in good faith that such action is necessary for the Company Board to comply with its fiduciary duties to the Company Stockholders under applicable Law, (B) the Company Board determines in good faith, that such Alternative Transaction would, if consummated, constitute or be reasonably likely to constitute a Superior Proposal (as hereinafter defined), and (C) prior to taking such action, the Company provides notice to Acquirer to the effect that it is taking such action, and receives from such Third Party an executed confidentiality agreement in reasonably customary form and in any event containing terms at least as stringent as those between Acquirer and the Company.

     (iii) (x) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Acquirer, the Company Recommendations, or (y) approve or recommend an Alternative Transaction unless the Company Board, after consultation with legal counsel, determines in good faith that such action is necessary for the Company Board to comply with its fiduciary duties to the Company Stockholders under applicable Law; provided, however, the Company Board may not approve or recommend (and in connection therewith, withdraw or modify the Company Recommendations) an Alternative Transaction unless (A) such Alternative Transaction is a Superior Proposal,
     (B) the Company Board shall have first consulted with legal counsel and have determined that such action is necessary for the Company Board to comply with its fiduciary duties to the Company Stockholders, and (C) the Company Board has provided written notice to Acquirer (a "NOTICE OF SUPERIOR PROPOSAL") advising Acquirer that the Company Board has received a Superior Proposal.

     Except as otherwise permitted in this Section 6.4, the Company shall not withdraw or modify, or propose to withdraw or modify, the Company Recommendations or approve or recommend, or propose to approve or recommend, an Alternative Transaction. Notwithstanding anything contained in this Agreement to the contrary, any action by the Company Board permitted by, and taken in accordance with, this Section 6.4 shall not constitute a breach of this Agreement by the Company. Notwithstanding anything in this Agreement to the contrary, but subject to the proviso to Sections 6.4(i) and 6.4(ii) hereof, nothing in this Agreement shall (x) limit the Company Board's ability to make any disclosure to the Company Stockholders that the Company Board determines in good faith is required to be made to satisfy its fiduciary duties under applicable Law, or (y) limit the Company's ability to make any disclosure required by applicable Law, and such actions shall not be considered a breach of this Agreement.

     (iv) For all purposes of this Agreement, "ALTERNATIVE TRANSACTION" means any of the following: (A) the acquisition of the Company by merger or otherwise by any Third Party; (B) the acquisition by a Third Party of 20% or more of the Assets of the Company; (C) the acquisition by a Third Party of 20% or more of the outstanding Company Shares or the issuance by the Company of capital stock containing terms which are inconsistent with the consummation of the transactions contemplated by this Agreement; (D) the adoption by the Company of a plan of liquidation or the declaration or payment by the Company of an extraordinary dividend representing 20% or more of the value of the Company; or (E) the repurchase by the Company of more than 20% of the outstanding Company Shares.

     For all purposes of this Agreement, a "SUPERIOR PROPOSAL" means any bona fide written unsolicited proposal for an Alternative Transaction (except that, for purposes of the definition of Superior Proposal, 50% shall be substituted for 20% wherever it appears in the definition of Alternative Transaction), accompanied by a commitment letter to finance the transaction contemplated by such proposal from a reputable source or sources capable of actually providing such financing, that the Company Board determines in its good faith judgment (x) would result in a transaction, if consummated, that would be superior to the Company Stockholders from a financial point of view as compared to the transactions contemplated hereby and any alternative proposed by Acquirer or Merger Sub in accordance with Section 6.4(iii), and (y) to be reasonably capable of being consummated in accordance with its terms, in each case taking into account all factors the Company Board considers relevant, including all legal, financial, regulatory and other aspects of the proposal by the Third Party. Any change in the terms of an Alternative

     Transaction shall be deemed to constitute a new Alternative Transaction hereunder, subject to all of the applicable provisions of this Section 6.4.

     The Company shall notify Acquirer promptly if it or, to the Company's Knowledge, any of its officers, directors, employees, investment bankers, stockholders, representatives, agents, or Affiliates receives any indications of interest, requests for non-public information or offers in respect of an Alternative Transaction, and will communicate to Acquirer in reasonable detail the terms of any such indication, request or proposal.

     6.5 EXPENSES.

     (a) Except as otherwise specifically provided herein, all of the fees, expenses and obligations incurred by Acquirer and Merger Sub in connection with the authorization, negotiation, preparation, execution and performance of this Agreement and other agreements referred to herein, including, without limitation, all fees and expenses of agents, representatives, brokers, counsel and accountants for Acquirer and Merger Sub, shall be paid by Acquirer. Acquirer shall be solely responsible for paying the fees owed to The Breckenridge Group, Inc. and Zygoquest Group incurred in connection with this transaction. Acquirer hereby indemnifies the Company and the Company's stockholders, officers, directors, employees, representatives and agents from and against any claim, liabilities or actions in respect of fees or expenses of Acquirer's advisors.

     (b) Except as otherwise specifically provided herein, all fees, expenses and obligations incurred by the Company in connection with the authorization, negotiation, preparation, execution and performance of this Agreement and the other agreements referred to herein shall be paid by the Company. Any fees, expenses and obligations of the Company not paid at or prior to the Closing shall become obligations of the Surviving Corporation. The Company, or the Surviving Corporation from and after the Effective Time, shall be responsible for paying any and all sales, use and transfer taxes incurred as a result of Acquirer's acquisition of the Company's stock pursuant to the Merger.

     (c) Nothing in this Section 6.5 shall be construed as affecting the Merger Consideration payable to any holder of Company Shares or Exercisable Options.

     6.6 NOTIFICATION OF CERTAIN MATTERS. The Company shall give prompt notice to Acquirer of the following:

     (a) The occurrence or non-occurrence of any event of which it obtains Knowledge whose occurrence or non-occurrence would be reasonably likely to cause either (i) a material breach of any representation or warranty of the Company contained in this Agreement at any time from the date hereof to the Closing, or
(B) directly or indirectly, any Material Adverse Effect. Acquirer's knowledge of any facts obtained by Acquirer prior to the date hereof or disclosed herein that may give rise after the date hereof to a Material Adverse Effect shall not affect whether or not a Material Adverse Effect shall have occurred.

     (b) Any material failure by the Company to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.

     Notwithstanding the foregoing,  the delivery of any notice pursuant to this
Section 6.6 shall not limit or otherwise affect the remedies available hereunder to Acquirer upon receiving such notice.

     6.7 EMPLOYEE MATTERS.

     (a) CONDITIONS OF EMPLOYMENT. From and after the Effective Time, the Surviving Corporation will continue employment of the persons who are current employees of the Company immediately prior to the Effective Time (the "CURRENT EMPLOYEES") on substantially the same terms and conditions, including base salary and benefits in the aggregate, as such Current Employees are employed by the Company subject to the following conditions: (i) Acquirer and Surviving Corporation shall not, and shall not be obligated to, continue the employment of those Current Employees who do not meet Acquirer's then-current employment standards; and (ii) nothing contained herein shall preclude Acquirer or Surviving Corporation from revising conditions of employment after the Effective Time or effecting the termination of any Current Employees after the Effective Time.

     (b) EMPLOYEE BENEFITS. With respect to employee benefits, nothing contained in this Agreement shall prohibit Acquirer or the Surviving Corporation from changing or eliminating the benefits of Current Employees or employees of the Surviving Corporation or eliminating or modifying benefits currently being made available by the Company to its Current Employees, provided that any such elimination or reduction of benefits shall occur no earlier than six (6) months following the Merger.

     6.8 CONFIDENTIALITY AND PUBLIC ANNOUNCEMENTS.

     (a) The Parties agree to announce the execution of this Agreement and the consummation of the transactions contemplated by this Agreement simultaneously at mutually agreeable times as promptly as practicable after the execution and delivery of this Agreement and after the Closing, respectively (except as required by applicable Law). The content of all announcements and publicity relating to this Agreement and the transactions contemplated herein will be subject to the mutual approval of the Company and Acquirer (except as otherwise required by Law), which approval shall not be unreasonably withheld or delayed.

     (b) Without limiting the terms and conditions of the Mutual Non-Disclosure, Non-Use, Non-Solicitation and Standstill Agreement dated July 24, 2003 between Acquirer and the Company (the "CONFIDENTIALITY AGREEMENT"), the Company shall, and shall cause its representatives to, maintain the confidentiality of all non-public information concerning Acquirer (other than such information which becomes generally available to the public other than as a result of disclosure by the Company) which becomes known by the Company or such representatives solely as a result of the negotiation or consummation of the transactions contemplated by this Agreement, and shall promptly return and cause its agents and representatives to return to Acquirer all written materials containing such information in the event that the Closing does not occur within the time limit herein provided for. Without limiting the terms and conditions of the Confidentiality Agreement, Acquirer shall, and shall cause its representatives and Affiliates (including Merger Sub) to, maintain the confidentiality of all non-public information concerning the Company (other than such information which becomes generally available to the public other than as a result of disclosure by Acquirer) which becomes known by Acquirer or such representatives solely as a result of its due diligence investigations or efforts conducted prior to or after the date hereof or the negotiation or consummation of the transactions contemplated by this Agreement, and shall promptly return, and cause its agents and representatives to return, to the Company all written materials containing such information in the event that the Closing does not occur within the time limit herein provided for. Nothing contained herein shall limit the right of any such Persons to disclose any such information to its subsidiaries, employees, agents, representatives, counsel, accountants, financial advisors, underwriters and sources of financing (and their counsel and accountants) for the purpose of facilitating the consummation of the transactions contemplated hereby or to disclose any such information as required by applicable Law. In addition, nothing contained herein shall limit the right of any such Person to disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transactions described in this Agreement and all materials of any kind (including opinions or other tax analysis) that are provided to it relating to such tax treatment and tax structure; provided, however, that no Party may disclose (A) any information that is not relevant to an understanding of the tax treatment or tax structure of the transactions described in this Agreement, or (B) any information to the extent such disclosure could result in a violation of any federal or state securities Laws.

     6.9 STATE TAKEOVER STATUTES. The Company will take all reasonable steps to exempt the Merger from the requirements of Delaware General Corporation Law
Section 203 or any other "fair price," "moratorium" or "control acquisition" statute or regulation (other than Delaware General Corporation Law Section 262), by action of the Company's Board of Directors or otherwise.

     6.10 TAX RETURNS. After the Closing, Acquirer will cause to be prepared and timely filed (after giving effect to any valid extensions of time in which to make such filings) all Tax Returns for the Company for any period ending on or before the Closing Date that have not been filed as of the Closing Date and for any period which includes the Closing Date and ends after the Closing Date. Any obligations arising out of such Tax Returns shall be obligations of the Surviving Corporation as of the Closing.

     6.11 DIRECTOR AND OFFICER LIABILITY.

     (a) Acquirer agrees that all rights to indemnification and all limitations on liability existing in favor of any individual, who on or at any time prior to the Effective Time was an officer, director, employee, or agent of the Company (an "Indemnified Person") in respect of acts or omissions of such Indemnified Person on or prior to the Effective Time, as provided in the Company's certificate of incorporation or bylaws, shall continue in full force and effect in accordance with its terms, and shall not be amended, repealed or otherwise modified after the Effective Time in any manner that would adversely affect the rights of an Indemnified Person, and the Surviving Corporation shall honor all such indemnification provisions. Acquirer hereby unconditionally and irrevocably guarantees for the benefit of the Indemnified Parties the obligations of the Surviving Corporation under the foregoing indemnification arrangements.

     (b) In the event that the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or
(ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in such case, Acquirer shall cause proper provision to be made so that the successors and assigns of the Surviving Corporation assume the obligations set forth in this Section 6.11.

     (c) The provisions of this Section 6.11 are intended to be for the benefit of, and will be enforceable by, each Indemnified Person, and such Indemnified Person's heirs, representatives, and successors and are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by contract or otherwise.

     (d) Acquirer agrees that it shall maintain, and it shall cause the Surviving Corporation and any of its successors and assigns to maintain, any directors and officers insurance policies obtained by the Company prior to the Effective Time in full force and effect. The Parties hereto agree and acknowledge that Company shall pay for renewal of its existing directors and officers insurance policies prior to the Effective Time and that nothing contained in this Agreement to the contrary shall cause such payment to be deemed a breach of this Agreement or give rise to a termination right in favor of the Acquirer or Merger Sub hereunder.

     6.12 ADDITIONAL AGREEMENTS. Subject to the terms and conditions herein provided, each of the Parties agrees to use its commercially reasonable efforts to take promptly, or cause to be taken, all actions and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate and make effective the transactions contemplated by this Agreement, including using its commercially reasonable efforts to obtain all necessary actions or non-actions, extensions, waivers, consents and approvals from all applicable Governmental Authorities, effecting all necessary registrations and filings and best efforts to obtain any required contractual consents or assignments of third parties, including but not limited to, those of landlords of premises leased by the Company. If, at any time after the Effective Time, the Surviving Corporation considers or is advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Constituent Corporations acquired or to be acquired by the Surviving Corporation as a result of, or in connection with the Merger or otherwise to carry out the purposes of this Agreement, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of each of the Constituent Corporations or otherwise, such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of the Constituent Corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out the purposes of this Agreement.

     6.13 PROPERTY TRANSACTION. Notwithstanding anything in this Agreement to the contrary, the Company shall not be restricted in any manner, including, without limitation, being subject to Sections 6.1 and 6.4 herein, with respect to the previously announced transaction involving the Company's Real Property located at 800 N. Henry Street, Alexandria, Virginia (the "Property Transaction").

7.   CONDITIONS TO OBLIGATION TO CLOSE.

     7.1 CONDITIONS TO OBLIGATION OF EACH PARTY. The respective obligations of each Party to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions, unless and to the extent any such condition is specifically waived in writing by such
Party:

     (a) LEGALITY. No federal or state statute, rule, regulation, executive order, decree or injunction shall have been enacted, entered, promulgated or enforced by any court or Governmental Authority which is in effect and has the effect of making the transactions contemplated hereby illegal or otherwise prohibiting the consummation of the transactions contemplated hereby;

     (b) REGULATORY MATTERS. All filings shall have been made and all approvals shall have been obtained as may be legally required pursuant to federal and state laws prior to the consummation of the transactions contemplated by this Agreement, including, without limitation, clearance of the Proxy Statement by the staff of the SEC and all other actions by or in respect of, or filings with, any governmental body, agency or official or any other person required to permit the consummation of the transactions contemplated by this Agreement so that the Surviving Corporation is able to continue to carry on the Business substantially in the manner now conducted by the Company;

     (c) NO GOVERNMENT AUTHORITY CHALLENGE. There shall be no pending action or proceeding before any court or administrative agency by any Government Authority seeking to restrain or prohibit the transactions contemplated by this Agreement;

     (d)  NO   INVESTIGATION   OF  THE  COMPANY.   There  shall  be  no  pending
investigation of the Company by any Governmental Authority reasonably likely to result in a Material Adverse Effect; and

     (d) STOCKHOLDER APPROVAL. This Agreement and the Merger shall have received the Requisite Company Stockholder Approval.

     7.2 CONDITIONS TO OBLIGATIONS OF ACQUIRER AND MERGER SUB. The obligation of Acquirer and Merger Sub to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions, unless and to the extent any such condition is specifically waived in writing by Acquirer:

     (a) REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and
warranties   set  forth  in  this   Agreement  that  are  not  qualified  as  to

"materiality", "in all material respects", "Material Adverse Effect" or similar qualifier or threshold shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), and the representations and warranties made by the Company set forth in this Agreement that are so qualified shall be true and correct as of the date of this Agreement on and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date); provided that this condition shall be deemed to have been satisfied unless any such breaches of representation and warranty (without regard to any "materiality", "in all material respects", "Material Adverse Effect" or similar qualifier or threshold), individually or in the aggregate, have had a Material Adverse Effect;

     (b) OBLIGATIONS PERFORMED. The Company shall have performed and complied in all material respects with all agreements, conditions, covenants and obligations required by this Agreement to be performed or complied with by the Company prior to or at the Closing, except for any failures to perform or comply which would not result in a Material Adverse Effect;

     (c) CONSENTS. The Company shall have obtained and delivered to Acquirer written consents of all Persons whose consents are required to consummate the transactions contemplated herein, if any, including, without limitation, those listed on Schedule 4.5, and all of such consents shall remain in full force and effect at and as of the Closing, except for any failures to obtain or deliver which would not result in a Material Adverse Effect;

     (d) CLOSING DELIVERIES. The Company shall have executed, or shall have caused to be executed (where applicable), and delivered to Acquirer or its representatives the following:

     (i) a certificate of the secretary of the Company which shall attach a certified copy of the corporate resolutions of the Company Board and the Company Stockholders authorizing and approving the Merger and the execution, delivery and performance by the Company of this Agreement and all other documents, instruments and agreements contemplated by this Agreement to be executed, delivered or performed by the Company, together with an incumbency certificate with respect to officers of the Company executing documents or instruments on behalf of the Company;

     (ii) a certificate of the President of the Company certifying as to the matters set forth in Sections 7.2(a), 7.2(b) and 7.2(c) hereof and as to the satisfaction in all material respects of all other covenants of the Company set forth in this Agreement;

     (iii) an opinion of counsel to the Company that (A) the Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and (B) this Agreement has been duly authorized, executed and delivered by the Company;

     (iv) the Certificate of Merger duly executed by the Company;

     (v) Good Standing Certificates issued by the Secretary of State for the states in which the Company is either incorporated or qualified as a foreign corporation certifying that the Company is in good standing as a corporation under the laws of said states, such certificates to be in form and substance acceptable to Acquirer;

     (vi) three (3) year noncompetition and nonsolicitation agreements executed by all key operating executives of the Company who own more than two percent (2%) of the outstanding shares of the Company, substantially in the form of Exhibit 7.2(d)(vi) attached hereto;

     (vii) executed employment agreements between the Company and Arne Christensen, in the form of Exhibit 7.2(d)(vii)(A) attached hereto, and the Company and Chris Weiler, in the form of Exhibit 7.2(d)(vii)(B) attached hereto;

     (viii) a one(1) year noncompetition and nonsolicitation agreement executed by Jason Parikh, the Chief Financial Officer of the Company ("CFO"), in the form of Exhibit 7.2(d)(viii) attached hereto; and

     (ix) the retention and employment agreement between the Company and Jason Parikh, a copy of which is attached as Exhibit 7.2(d)(ix).

     (e) PAYMENT OF BONUS AND SEVERANCE OBLIGATIONS. At or immediately prior to the Closing, the Company shall satisfy all of its bonus and severance obligations to the officers and employees of the Company, including, without limitation, payment of its bonus obligations to CFO; and

     (f) REVISED SCHEDULES. The Company shall have tendered to Acquirer revised Schedules dated as of the Closing Date ("REVISED SCHEDULES"), with all changes, if any, through such date duly noted thereon; provided, however, that in the event that the Revised Schedules contain any disclosure or change which should have been but was not shown on the Schedules attached hereto on the date hereof and such disclosure or change would result in a Material Adverse Effect, the condition contained in this Section 7.2(f) shall be deemed unsatisfied.

     7.3 CONDITIONS TO OBLIGATION OF COMPANY. The obligation of the Company to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions, unless and to the extent any such condition is specifically waived in writing by the Company:

     (a) REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties made by Acquirer and Merger Sub in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of the Closing Date;

     (b) OBLIGATIONS PERFORMED. Acquirer and Merger Sub shall have performed and complied in all material respects with all agreements, conditions, covenants and obligations required by this Agreement to be performed or complied with by them prior to or at the Closing;

     (c) CONSENTS. Acquirer and Merger Sub shall have obtained and delivered to the Company written consents of all Persons whose consents are required to consummate the transactions contemplated herein, if any, including, without limitation, those listed on Schedule 5.3, and all of such consents shall remain in full force and effect at and as of the Closing;

     (d) CLOSING DELIVERIES. Acquirer and Merger Sub shall have executed, or shall have caused to be executed (where applicable), and delivered to the Company or its representatives the following:

     (i) certificates of the respective secretaries of Acquirer and Merger Sub which shall attach certified copies of the resolutions of the members/managers of Acquirer and the Board of Directors and sole stockholder of Merger Sub authorizing and approving the Merger and the execution, delivery and performance by Acquirer and Merger Sub of this Agreement and all other documents, instruments and agreements contemplated by this Agreement to be executed, delivered or performed by Acquirer and Merger Sub, together with incumbency certificates with respect to the respective officers of Acquirer and Merger Sub executing documents or instruments on behalf of Acquirer and Merger Sub;

     (ii) a certificate of an authorized officer of each of Acquirer and Merger Sub certifying as to the matters set forth in Sections 7.3(a), 7.3(b) and 7.3(c) hereof and as to the satisfaction in all material respects of all other covenants of Acquirer and Merger Sub set forth in this Agreement;

     (iii) an opinion of counsel to Acquirer and Merger Sub that (A) each of Acquirer and Merger Sub is duly organized, validly existing and in good standing under the laws of the State of Delaware, and (B) this Agreement has been duly authorized, executed and delivered by each of Acquirer and Merger Sub;

     (iv) the Certificate of Merger duly executed by Merger Sub; and

     (v) Good Standing Certificates issued by the Secretary of State for the states in which Acquirer and Merger Sub are incorporated or organized certifying that Acquirer and Merger Sub are in good standing under the laws of said states, such certificates to be in form and substance acceptable to the Company.

8.   TERMINATION.

     8.1 TERMINATION. This Agreement may be terminated at any time prior to the Effective Time (notwithstanding any approval of the Merger and adoption of this Agreement by the Company Stockholders and/or the Company Board):

     (a) by mutual written consent of Acquirer and the Company; or

     (b) by Acquirer if there has been a Material Adverse Effect with respect to the Company; or

     (c) by Acquirer if there has been a material breach by the Company of any representation, warranty, covenant or agreement contained in this Agreement that is not curable and such breach would give rise to a failure of the conditions set forth in Section 7.2(a) or Section 7.2(b) hereof; provided that each of Acquirer and Merger Sub is not then in breach in any material respect of any of its representations, warranties, covenants or agreements under this Agreement; or

     (d) by the Company if there has been a material breach by Acquirer or Merger Sub of any representation, warranty, covenant or agreement contained in this Agreement that is not curable and such breach would give rise to a failure of the conditions set forth in Section 7.3(a) or Section 7.3(b) hereof; provided that the Company is not then in breach in any material respect of any of its representations, warranties, covenants or agreements under this Agreement; or

     (e) by the Company or Acquirer if the Merger has not been consummated by February 28, 2004, or, in the event the preliminary proxy statement is reviewed or monitored by the SEC, by March 26, 2004; provided that the Party seeking to exercise such right is not then in breach in any material respect of any of its representations, warranties, covenants or agreements under this Agreement; or

     (f) by either Acquirer or the Company if the Merger shall fail to receive the Requisite Company Stockholder Approval at the Special Stockholder Meeting; or

     (g) by either Acquirer or the Company if a court of competent jurisdiction or other Governmental Authority with competent jurisdiction shall have issued a non-appealable final order, decree or ruling or taken any other non-appealable final action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger; or

     (h) by the Company, in order to enter into a definitive written agreement with respect to an Alternative Transaction with a Third Party; provided that prior to entering into such definitive agreement, the Company shall have given Acquirer notice of such Alternative Transaction as required by Section 6.4 and is otherwise not prohibited by Section 6.4 from entering into such agreement; or

     (i) by Acquirer if a Triggering Event shall have occurred.

     For purposes of this Agreement, a "TRIGGERING EVENT" shall be deemed to have occurred if, (i) the Company Board or any committee thereof shall have approved or recommended to the Company Stockholders any Alternative Transaction,
(ii) the Company Board or any committee thereof shall for any reason have withdrawn or shall have amended or modified in a manner adverse to Acquirer the Company Recommendations; (iii) the Company shall have failed to include in the Proxy Statement the Company Recommendations; or (iv) a tender or exchange offer relating to 40% or more of the outstanding Company Shares shall have been commenced by a Person unaffiliated with Acquirer, and the Company shall not have sent to the Company Stockholders pursuant to Rule 14e-2 promulgated under the Exchange Act, within ten (10) business days after such tender or exchange offer is first published or received by the Company, a statement disclosing that the Company recommends rejection of such tender or exchange offer.

     8.2 EFFECT OF TERMINATION.

     (a) TERMINATION FEE. The Company shall pay to Acquirer in cash $500,000 ("TERMINATION FEE"), if:

     (i) within four (4) months after the date of this Agreement, the Company receives a proposal for an Alternative Transaction (including the commencement of a tender offer made directly to the Company Stockholders) from any Person (other than Acquirer or its Affiliates) and such Alternative Transaction (including such tender offer) is consummated within twelve (12) months after the date of this Agreement (a "COVERED ALTERNATIVE TRANSACTION"), provided that this Agreement shall not have been earlier terminated pursuant to Sections 8.1(a),(b),(c), (d), (f), or (g); or

     (ii) this Agreement is terminated by the Company pursuant to Section 8.1(h) or by Acquirer pursuant to Section 8.1(i).

     (b) TIMING OF PAYMENT OF TERMINATION FEE. The Termination Fee shall be due and payable to Acquirer within ten (10) days of the first to occur of (i) the consummation of a Covered Alternative Transaction, and (ii) an event set forth in Sections 8.2(a)(ii).

     (c)  EFFECT OF  TERMINATION.  Termination  of this  Agreement  pursuant  to
Section 8.1 shall terminate all obligations and liabilities of the Parties to each other hereunder, except for the obligations under Sections 6.5, 6.8(b), 8.2, 9.10 and 9.14 hereof.

     (d) SOLE AND EXCLUSIVE REMEDY. Each Party hereto acknowledges and agrees that such Party's sole and exclusive remedy with respect to any losses, liabilities, costs, expenses or damages of any kind and all claims for any breach or liability under this Agreement or otherwise relating to the subject matter hereof and the transactions contemplated hereby shall be solely in accordance with, and limited by, Section 8.1, subsections (a), (b), and (c) of this Section 8.2 and Section 9.14 hereof; provided, however, that if (i) all conditions to the obligations to the applicable Party hereto at Closing contained in Article 7 have been satisfied (or waived by the Party or Parties entitled to waive such conditions) and such Party does not proceed with the Closing, or (ii) this Agreement is terminated pursuant to Section 8.1(c) or (d), all remedies available to the other Party, at law or in equity, on account of such failure to close or termination, shall be preserved including, without limitation, specific performance. Without limiting the generality of the foregoing, the Parties hereto agree that the payment provided for in Section 8.2(a) shall be the sole and exclusive remedy of Acquirer and Merger Sub upon termination of this Agreement under the circumstances set forth in Section 8.2(a) and such remedies shall be limited to the amount stipulated in Section 8.2(a) regardless of the circumstances (including willful or deliberate misconduct) giving rise to such termination. The provisions of this Section 8.2 shall survive any termination of this Agreement.

9.   MISCELLANEOUS.

     9.1 RISK OF LOSS. The risk of loss occurring with respect to the Company prior to the Closing shall remain the liability of the Company.

     9.2 SEVERABILITY. If any provision of this Agreement is prohibited by the laws of any jurisdiction as those laws apply to this Agreement, that provision shall be ineffective to the extent of such prohibition and/or shall be modified to conform with such laws, without invalidating the remaining provisions hereto.

     9.3 MODIFICATION AND WAIVER. This Agreement may not be changed, modified or amended except in writing specifically referring to this Agreement and signed by Acquirer, Merger Sub and the Company. No change, amendment or attempted waiver of any provision hereof shall be binding on the other Parties unless reduced to writing and signed by Acquirer, Merger Sub and the Company. Unless specifically provided otherwise herein or agreed to by Acquirer, Merger Sub and the Company in writing, no modification, waiver, termination, rescission, discharge or cancellation of this Agreement shall affect the right of the Parties hereto to enforce any claim, whether or not liquidated, which accrued prior to the date of such modification, waiver, termination, rescission, discharge, or cancellation of this Agreement, and no waiver of any provision or of any default under this Agreement shall affect the right of any Party to enforce such provision or to exercise any right or remedy in the event of any other default, whether or not similar.

     9.4 ASSIGNMENT, SURVIVAL AND BINDING AGREEMENT. This Agreement may not be assigned by any Party hereto without the prior written consent of the other
Parties. The terms and conditions hereof shall survive the Closing and shall inure to the benefit of and be binding upon the Parties hereto and their respective heirs, personal representatives, successors and assigns.

     9.5   COUNTERPARTS.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, with the same effect as if the signatures thereto were in the same instrument. This Agreement shall be effective and binding on all Parties when all Parties have executed and delivered a counterpart of this Agreement.

     9.6 NOTICES. All notices, requests, demands, claims or other communications hereunder will be in writing and shall be deemed duly given if personally delivered, sent by confirmed telefax, or sent by a recognized overnight delivery service which guarantees next day delivery ("OVERNIGHT DELIVERY") or mailed registered or certified mail, return receipt requested, postage prepaid, transmitted or addressed to the intended recipient as set forth below:

                  If to the Company:                 On-Site Sourcing, Inc.
                                                     832 North Henry Street
                                                     Alexandria, Virginia  22314
                                                     Attention:  Jason Parikh
                                                     Telefax:  (703) 683-0240

                           with a copy to:           Wilmer, Cutler & Pickering
                                                     1600 Tysons Boulevard
                                                     10th Floor
                                                     McLean, Virginia  22102
                                                     Attention:  Thomas W. White
                                                     Telefax:  (703) 251-9797

                  If to Acquirer or Merger Sub:      DocuForce, LLC
                                                     233 Peachtree Street
                                                     Suite 950
                                                     Atlanta, Georgia  30303
                                                     Attention:  Mark E. Hawn
                                                     Telefax:  (404) 592-1880

                           with a copy to:           Jeff Stewart
                                                     Arnall Golden Gregory LLP
                                                     1201 West Peachtree Street
                                                     2800 One Atlantic Center
                                                     Atlanta, Georgia  30309
                                                     Telefax:  (404) 873-8671

or at such other address as any Party notifies the other Parties in writing. The Parties agree that notices or other communications that are sent in accordance herewith (i) by personal delivery or confirmed telefax, will be deemed received on the day sent or on the first business day thereafter if not sent on a business day, (ii) by Overnight Delivery, will be deemed received on the first business day immediately following the date sent, and (iii) by U.S. mail, will be deemed received three (3) business days immediately following the date sent.

     9.7 ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES. This Agreement, together with the Exhibits, Schedules and Revised Schedules referenced herein, and the Confidentiality Agreement, constitute the entire agreement and supersedes any and all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein (including, without limitation, Section 6.11 hereof), is not intended to confer upon any person other than Acquirer, Merger Sub, the Company and, after the Closing Date, the Company Stockholders, any rights or remedies hereunder.

     9.8 FURTHER ASSURANCES. The Parties agree to execute and/or deliver, both before and after Closing, any additional information, documents or agreements contemplated hereby and/or necessary or appropriate to effect and consummate the transactions contemplated hereby. Subject to Section 6.8 hereof, the Company agrees to provide to Acquirer before the Closing such information as Acquirer may reasonably request in order to consummate the transactions contemplated hereby and to effect an orderly transition of the Business following Closing.

     9.9 CONSTRUCTION. Within this Agreement the singular shall include the plural and the plural shall include the singular and any gender shall include all other genders, all as the meaning and context of this Agreement shall require. In connection with any action or event which by the terms hereof requires consent of a party hereto, such consent shall not be unreasonably withheld or delayed. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires.

     9.10 CHOICE OF LAW. This Agreement and all documents executed in connection therewith shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

     9.11 CONSENT TO JURISDICTION. Each of the Parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement,
(b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal court sitting in the State of Delaware or a Delaware state court.

     9.12 SCHEDULES AND EXHIBITS; SECTIONS AND ARTICLES. All Schedules, Revised Schedules and Exhibits referenced in this Agreement, whether attached hereto or not, are incorporated by reference herein and made a part hereof, and this Agreement shall be construed in accordance therewith.

     9.13 DEFINITION OF DAYS. For purposes of this Agreement, a "business day" is a day on which banks in the New York, New York are open for business but shall not include a Saturday or Sunday or federal holiday. Notwithstanding anything to the contrary in this Agreement, no action shall be required of the parties hereto except on a business day and in the event an action is required on a day which is not a business day, such action shall be required to be performed on the next succeeding day which is a business day. All references to "day" or "days" shall mean calendar days unless specified as a "business day."

     9.14 INJUNCTIVE RELIEF. In the event of a breach or threatened breach by any Party hereto of any of its covenants or other obligations hereunder, including, without limitation, the Parties' respective obligations to close the transactions contemplated hereby, each of the Parties hereby consents and agrees that the non-breaching Party shall be entitled to an injunction or similar equitable relief restraining the breaching Party(s) from committing or continuing any such breach or threatened breach or granting specific performance of any act required to be performed by the breaching Party(s) under any such provision, without the necessity of showing any actual damage or that money damages would not afford an adequate remedy and without the necessity of posting any bond or other security.

     IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the date first above written.


                                         COMPANY:

                                         ON-SITE SOURCING, INC.


                                         By:      /s/ Jason Parikh
                                             -----------------------------------
                                         Print Name:  Jason Parikh
                                                    ----------------------------
                                         Title:   CFO
                                               ---------------------------------



                                         ACQUIRER:

                                         DOCUFORCE, LLC:


                                         By: /s/ Mark E. Hawn
                                             -----------------------------------
                                                 Mark E. Hawn, President



                                         MERGER SUB:

                                         DOCUFORCE ACQUISITION CORP.


                                         By:      /s/ Mark E. Hawn
                                             -----------------------------------
                                                  Mark E. Hawn, President